                                                                    EXHIBIT 4.1

===============================================================================

                     FUND AMERICA INVESTORS CORPORATION II,

                                   as Seller


                                      and


                      STATE STREET BANK AND TRUST COMPANY,

                                   as Trustee




                        --------------------------------

                               POOLING AGREEMENT
                            Dated as of April 1, 1998

                        --------------------------------



                                  $60,373,853

                     Fund America Investors Corporation II
                           Pass-Through Certificates
                                 Series 1998-A



===============================================================================

                               TABLE OF CONTENTS

ARTICLE I -- DEFINITIONS                                                                                                        1
Section 1.01. Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE II -- CONVEYANCE OF THE POOLED SECURITIES AND TREASURY SECURITIES;
              ORIGINAL ISSUANCE OF SECURITIES                                                                                  14
Section 2.01. Conveyance of the Pooled Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
Section 2.02. Acceptance of Trust Fund by Trustee; Initial Issuance of Securities . . . . . . . . . . . . . . . . . . . . . . .15
Section 2.03. Representations and Warranties of the Seller and the Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . .16
Section 2.04. Substitution of Pooled Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20

ARTICLE III -- ADMINISTRATION OF THE POOLED CERTIFICATES AND TREASURY
               SECURITIES; PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS                                                          21
Section 3.01. Administration of the Trust Fund and the Pooled Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . .21
Section 3.02. Collection of Monies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
Section 3.03. Establishment of  Asset Proceeds and Trustee Fee Accounts; Deposits Therein . . . . . . . . . . . . . . . . . . .21
Section 3.04. Permitted Withdrawals From the Asset Proceeds Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
Section 3.05. Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23
Section 3.06. Statements to Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
Section 3.07. Access to Certain Documentation and Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27

ARTICLE IV -- THE CERTIFICATES                                                                                                 27
Section 4.01. The Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
Section 4.02. Registration of Transfer and Exchange of Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
Section 4.04. Persons Deemed Owners . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
Section 4.05. Exchange of Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31

ARTICLE V -- THE TRUSTEE                                                                                                       31
Section 5.01. Duties of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31
Section 5.02. Certain Matters Affecting the Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
Section 5.03. Trustee Not Liable for Certificates or Pooled Certificates or Treasury Securities . . . . . . . . . . . . . . . .34
Section 5.04. Trustee May Own Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .34
Section 5.05. Trustee's Fees; Indemnification of the Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .34
Section 5.06. Eligibility Requirements for Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .35
Section 5.07. Resignation and Removal of the Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .35
Section 5.08. Successor Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36
Section 5.09. Merger or Consolidation of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36
Section 5.10. Appointment of Co-Trustee or Separate Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .37
Section 5.10. Massachusetts Filings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38

ARTICLE VI -- THE SELLER                                                                                                       38
Section 6.01. Liability of the Seller . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38
Section 6.02. Merger, Consolidation or Conversion of the Seller . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38
Section 6.03. Limitation on Liability of the Seller and Others  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38

ARTICLE VII -- TERMINATION                                                                                                     39
Section 7.01. Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39

ARTICLE VIII - TAX PROVISIONS                                                                                                  43
Section 8.01 Trust Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .43
Section 8.02 Prohibited Activities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .43

ARTICLE IX -- MISCELLANEOUS PROVISIONS                                                                                         44
Section 9.01. Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .44
Section 9.02. Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .45
Section 9.03. Limitation on Rights of Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .45
Section 9.04. Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46
Section 9.05. Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46
Section 9.06. Severability of Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46
Section 9.07. Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46
Section 9.08. Article and Section Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .47
Section 9.09. Notices to Rating Agencies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .47

Exhibit A -     Form of Class 1A Certificate
Exhibit B -     Form of Class 2A Certificate
Exhibit C -     Form of Option Exercise Notice
Schedule A -    Pooled Certificates and Treasury Securities
Schedule B -    Underlying FAIT Certificates



                                      (ii)

                 POOLING AGREEMENT, dated as of April 1, 1998, by and between Fund America Investors Corporation II, as depositor (the "Seller"), and State Street Bank and Trust Company, as trustee (the "Trustee").


                             PRELIMINARY STATEMENT

                 The Seller intends to cause the issuance of and to sell its Pass-Through Certificates, Series 1998-A representing in the aggregate the entire beneficial ownership of a trust fund (the "Trust Fund"), the primary assets of which are the Pooled Certificates (defined herein) and the Treasury Securities (defined herein).

                 All things necessary to make this Agreement a valid declaration of trust by the Seller in accordance with its terms have been done.

                 In consideration of the premises and the mutual agreements herein contained, the Seller and the Trustee agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                 Section 1.01.    Defined Terms

                 Whenever used in this Agreement, including the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                 Affiliate: With respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling," "controlled by" and "under common control with" have meanings correlative to the foregoing.

                 Aggregate Principal Balance: The sum of the Class 1A Balance plus the Class 2A Balance.

                 Agreement: This Pooling Agreement and all amendments hereof and supplements hereto.

                 Asset Proceeds Account: The trust account or accounts, which shall at all times be Eligible Accounts, created and maintained by the Trustee for the benefit of the

Certificateholders pursuant to Section 3.03. Funds deposited in the Asset Proceeds Account shall be held in trust for the Certificateholders for the uses and purposes set forth in Article III hereof.

                 Available Funds: As of any date of determination, the aggregate amount on deposit in the Asset Proceeds Account as of such date, net of any portion thereof which represents amounts to be paid to any Person pursuant to clauses (ii) and (iv) of Section 3.04.

                 Business Day: Any day other than a Saturday, a Sunday or a day on which banking institutions in New York or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to close.

                 Certificate or Certificates: Class 1A Certificates and Class 2A Certificates or, as the context so indicates, either Class 1A Certificates or Class 2A Certificates.

                 Certificate Principal Balance: With respect to any Certificate, as of any date of determination, the then outstanding principal amount of such Certificate, which is equal to the product of (a) the Class Percentage Interest evidenced by such Certificate and (b) the then Class Principal Balance of the Certificate.

                 Certificate Registrar and Certificate Register: Shall each have the meanings provided in Section 4.02.

                 Certificateholder or Holder: As to the Certificates, the person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent, approval or waiver pursuant to this Agreement, any Certificate registered in the name of the Seller or any Affiliate thereof shall be deemed not to be outstanding and shall not be taken into account for purposes of determining whether the Holders of Certificates evidencing the requisite aggregate Percentage Interest necessary to effect any such consent, approval or waiver has been obtained, unless such Persons collectively own all the Certificates.

                 Class: Collectively, all of the Certificates bearing the same designation.

                 Class 1A Available Distribution: Means, as of any Distribution Date, all distributions received by the Trustee on the Group 1A Pooled Certificates and deposited by the Trustee in the Asset Proceeds Account as of such Distribution Date, minus the pro rata portion of the Trustee Fee paid to the Trustee, as of such Distribution Date.

                 Class 1A Balance: The aggregate principal amount of Class 1A Certificates outstanding as of any date of determination, which is equal to the Original Class 1A Balance minus all amounts received as principal on the Class 1A Pooled Certificates and applied to principal on the then outstanding Class 1A Certificates.

                 Class 1A Certificate: Any one of the Class 1A Certificates, as executed hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A hereto.

                 Class 1A Certificateholder: As to the Class 1A Certificates, the person in whose name a Class 1A Certificate is registered in the Certificate Register.

                 Class Percentage Interest: With respect to any Certificate of any Class, the portion of the Certificates of such Class represented by such Certificate, expressed as a percentage, the numerator of which is the initial outstanding principal amount of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is, for a Class 1A Certificate, the Original Class 1A Balance and, for a Class 2A Certificate, the Original Class 2A Balance.

                 Class Principal Balance: The Class 1A Balance or the Class 2A Balance.

                 Class 2A Available Distribution: Means, as of any Distribution Date, all distributions received by the Trustee on the Group 2A Pooled Certificates and the Treasury Securities and deposited by the Trustee in the Asset Proceeds Account as of such Distribution Date, minus the pro rata portion of the Trustee Fee paid to the Trustee, as of such Distribution Date.

                 Class 2A Balance: The aggregate principal amount of Class 2A Certificates outstanding as of any date of determination, which is equal to the Original Class 2A Balance (i) minus all amounts received on the Group 2A Pooled Certificates and applied to principal on the then outstanding Class 2A Certificates, (ii) minus all amounts applied to pay principal on the then outstanding Class 2A Certificates from the Reserve Fund, (iii) minus the aggregate of any Pooled Non-Agency Certificate Reallocation Amount applied to pay principal on the Class 2A Certificates and (iv) plus all amounts of accreted interest added thereto. If, on any Distribution Date, the amount by which the Z Certificates have accreted exceeds the aggregate of the amounts set forth in clauses (i), (ii) and (iii) of the definition of Class 2A Balance in respect of such Distribution Date, the Class 2A Balance will be increased by the amount of such excess.

                 Class 2A Certificate: Any one of the Class 2A Certificates, as executed hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit B hereto.

                 Class 2A Certificateholder: As to the Class 2A Certificates, the person in whose name a Class 2A Certificate is registered in the Certificate Register.

                 Closing Date:  April 30, 1998.

                 Code:  The Internal Revenue Code of 1986, as amended.

                 Corporate Trust Office: The corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at Two International Place, Boston, Massachusetts 02110, Attention: FAIC 1998-A, telephone no. (617) 786-3000, facsimile no. (617) 664-5367.

                 Definitive Certificates: The meaning specified in Section 4.01(b) hereof.

                 Deleted Pooled Certificate: A Pooled Certificate replaced by a Substitute Pooled Certificate.

                 Deleted Treasury Security: A Treasury Security replaced by a Substitute Treasury Security.

                 Depository: DTC, the nominee of which is Cede & Co., or any successor thereto.

                 Depository Agreement: The meaning specified in Subsection 4.01(a) hereof.

                 Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                 Determination Time: Noon, Eastern Standard Time, on a Distribution Date.

                 Distribution Date: With respect to any month, the Distribution Date shall be the first Business Day after the 25th day of such month or, if such day is not a Business Day, then on the first Business Day, after the first Business Day after the 25th day of each month. The first Distribution Date shall occur on May 27, 1998.

                 DTC:  The Depository Trust Company.

                 Eligible Account: Any of (i) an account maintained with a federal or state chartered depository institution or trust company, the short-term unsecured debt obligations of which are rated at least P-1 by Moody's and A-1+ by S&P (or comparable ratings if Moody's and S&P are not the Rating Agencies) at any time funds are on deposit therein, (ii) a trust account or accounts maintained with the trust department of a federally chartered depository institution or trust company acting in its fiduciary capacity, or
(iii) a trust account or accounts maintained with the trust department of a state chartered depository institution or trust company acting in its fiduciary capacity and subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR Section 9.10(b).

                 ERISA: The Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

                 Exchange Date: A date on which Certificates are exchanged for a pro rata portion of the Pooled Certificates and, with respect to the Class 2A Certificates, Treasury Securities pursuant to Section 4.05.

                 Fannie Mae: Fannie Mae, formerly known as the Federal National Mortgage Association.

                 Freddie Mac: Freddie Mac, formerly known as the Federal Home Loan Mortgage Corporation.

                 Final Distribution Date: With respect to the Pooled Certificates, the Treasury Securities or the Certificates, as applicable, the Pooled Certificate Distribution Date, Treasury Security Distribution Date or the Distribution Date, as applicable, on which the final distribution thereon is to be made in accordance with the related Underlying Agreement, the terms of the Treasury Securities or this Agreement, as the case may be.

                 Fitch:  Fitch IBCA, Inc., or its successor in interest.

                 FMV Opinion: An opinion of an investment banking firm of national reputation (other than an Affiliate of the Seller), which may be obtained in connection with the determination of the Repurchase Price for a repurchase pursuant to Section 2.03(c).

                 Ginnie Mae: Ginnie Mae, formerly known as Government National Mortgage Association.

                 Group 1A Pool:  Means the Group 1A Pooled Certificates.

                 Group 1A Pooled Certificates: Means (i) $4,285,057.00 aggregate notional amount of the Pooled Freddie Mac G063 Certificate and (ii) $23,500,002.45 aggregate principal amount of the Pooled Fannie Mae Certificate.

                 Group 2A Pool: Means the Group 2A Pooled Certificates and the Treasury Securities.

                 Group 2A Pooled Certificates: Means (i) $13,926,435.25 aggregate notional amount of the Pooled Freddie Mac G063 Certificate, (ii) $14,755,033.87 aggregate principal amount of the Pooled Fannie Mae Certificate,
(iii) the Pooled Freddie Mac 2043 Certificate and (iv) the Pooled FAIT 1993-2 Certificate.

                 Independent: When used with respect to any specified Person, such a Person who (i) is in fact independent of the Seller and any Affiliate of the Seller, (ii) does not have any direct financial interest in the Seller or in any Affiliate of the Seller, and (iii) is not connected with the Seller or any Affiliate of the Seller as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                 Interest Accrual Period: The one month period beginning on the first day and ending on the last day of the month preceding the month of a Distribution Date.

                 Investment Company Act: The Investment Company Act of 1940, as amended from time to time, and the rules and regulations promulgated thereunder.

                 LIBOR: London interbank offered quotations for one month Eurodollar deposits.

                 Majority Certificateholders: The Holders of Certificates evidencing in the aggregate greater than 50% of the Aggregate Principal Balance of all the Certificates.

                 Monthly Distribution Amount: With respect to any Distribution Date, the aggregate of (i) the interest distribution amount for such Distribution Date, and (ii) the principal distribution amount for such Distribution Date.

                 Moody's: Moody's Investors Service, Inc. or its successor in interest.

                 Non-Agency Trustee: With respect to any Pooled Non-Agency Certificate, the trustee under the Underlying Agreement pursuant to which such Pooled Non-Agency Certificate was issued.

                 Notice of Final Distribution: With respect to the Pooled Certificates, any notice provided pursuant to the related Underlying Agreement to the effect that final distribution on a Pooled Certificate shall be made only upon presentment and surrender thereof. With respect to the Certificates, the notice to be provided pursuant to Section 7.01(b) to the effect that final distribution on the Certificates shall be made only upon presentment and surrender thereof.

                 Officers' Certificate: A certificate signed by the Chairman of the Board, the President, a Senior Vice President, a Vice President or an Assistant Vice President and by the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Seller or the Trustee, as required by this Agreement.

                 Opinion of Counsel: A written opinion of counsel, who may be counsel for the Seller, which opinion is addressed to the Trustee and is reasonably acceptable to the Trustee.

                 Option Exercise Fee:  The fee set forth in Section 4.05(c).

                 Option Exercise Notice: A notice, substantially in the form of Exhibit B, delivered by a Holder or Security Owner holding not less than 10% of the outstanding principal amount of the Certificate of a Class.

                 Original Class 1A Balance: $23,500,002, minus the initial principal amount of all Class 1A Certificates exchanged pursuant to Section
4.05 determined as of the respective dates of exchange.

                 Original Class 2A Balance: $36,873,851, minus the initial principal amount of all Class 2A Certificates exchanged pursuant to Section
4.05 determined as of the respective dates of exchange.

                 Original Principal Balance: The sum of the Original Class 1A Balance and the Original Class 2A Balance.

                 Percentage Interest: With respect to any Certificate, the portion of the Certificates represented by such Certificate, expressed as a percentage, the numerator of which is the initial outstanding principal amount of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is the Original Principal Balance.

                 Permitted Investments: Any one or more of the following obligations or securities:

                          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                          (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars issued by, any depository institution or trust company (including the Trustee or any agent of the Trustee, acting in its respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) have a credit rating of "A-1+" and P-1 from S&P and Moody's, respectively;

                          (iii) repurchase obligations with respect to any security described in clause (i) above where such security has a remaining maturity of one year or less and where such repurchase obligation has been entered into with a depository institution or trust company (acting as principal) described in clause (ii) above;

                          (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which securities are rated "AAA" and "Aaa" by S&P and Moody's, respectively, at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 10% of the sum of the aggregate outstanding principal balance of all Pooled Certificates and the aggregate principal amount of all Permitted Investments in the Asset Proceeds Account;

                          (v) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available, provided that such commercial paper shall have a remaining maturity of not more than 30 days;

                          (vi) certificates or receipts representing ownership interests in future principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian on behalf of the holders of such receipts; and

                          (vii) money market funds which are rated by Moody's at the time at which the investment is made in its highest long-term rating category, any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth in the Certificates or this Agreement, including money market funds of the Trustee and any such funds that are managed by the Trustee or its affiliates or for which the Trustee or any affiliate acts as advisor (as long as such funds otherwise meet the criteria described in this clause
                 (vii));

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

                 Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                 Plan: Any employee benefit Plan or retirement arrangement, including individual retirement accounts and annuities, Keogh Plans and collective investment funds in which such

Plans, accounts, annuities or arrangements are invested, that are described in or subject to the Plan Asset Regulations, ERISA or corresponding provisions of the Code.

                 Plan Asset Regulations: The Department of Labor regulations set forth in 29 C.F.R. Section 2510.3-101.

                 Plan Investor: A Plan, persons acting on behalf of a Plan, or persons using the assets of a Plan.

                 Pooled Certificate Class Percentage: Means, for each class of Pooled Certificates, the percentage which the Pooled Certificate constitutes of its entire class as set forth in Schedule A attached hereto under the caption "% of Class."

                 Pooled Certificate Distribution Date: Each of the Pooled Freddie Mac Certificate Distribution Date, the Pooled Fannie Mae Certificate Distribution Date and the Pooled Non-Agency Certificate Payment Date.

                 Pooled Certificate Distribution Date Information: The information provided or updated monthly by Freddie Mac, Fannie Mae and the Non-Agency Trustee in respect of Pooled Certificates in connection with each Pooled Certificate Distribution Date.

                 Pooled Certificate Principal Balance: The principal balance or notional principal balance of any Pooled Certificate.

                 Pooled Certificates: The Pooled Freddie Mac Certificates, the Pooled Fannie Mae Certificates and the Pooled Non-Agency Certificate sold by the Seller to, and registered in the name of, or held for the benefit of, the Trustee pursuant to Section 2.01 or 2.04 and as more particularly described in Schedule A hereto, minus the original principal balance of the Pooled Certificates issued to a Certificateholder in exchange for Certificates pursuant to Section 4.05.

                 Pooled FAIT 1993-2 Certificate: Fund America Investors Trust I, Collateral Mortgage Obligations, Series 1993-2, Class A-1.

                 Pooled Fannie Mae Certificate Distribution Date: With respect to the Pooled Fannie Mae Certificate, the 25th day of each month or, if any such day is not a business day as defined in the applicable Underlying Agreement, the next succeeding business day as so defined.

                 Pooled Fannie Mae Certificates: Guaranteed REMIC Pass-Through Certificates issued by Fannie Mae and identified as the Pooled Fannie Mae Certificates in Schedule A hereto.

                 Pooled Fannie Mae 1994-6 Certificate: Fannie Mae Guaranteed REMIC Pass-Through Certificates, Fannie Mae REMIC Trust 1994-6, Class F.

                 Pooled Freddie Mac Certificate Distribution Date: With respect to the Pooled Freddie Mac Pooled 2043 Certificate, the 15th day of each month and with respect to the Pooled Freddie Mac G063 Certificate, the 17th day of each month, or, if any such day is not a business day as defined in the applicable Underlying Agreement, the next succeeding business day as so defined.

                 Pooled Freddie Mac Certificates: Freddie Mac Multiclass Mortgage Securities, issued by Freddie Mac and identified as the Pooled Freddie Mac Certificates in Schedule A hereto.

                 Pooled Freddie Mac G063 Certificate: Freddie Mac Multiclass Mortgage Securities Certificates, Series G063, Class A.

                 Pooled Freddie Mac 2043 Certificate: Freddie Mac Multiclass Mortgage Securities Certificates, Series 2043, Class B.

                 Pooled Floating Rate Certificates: Pooled Fannie Mae 1994-6 Certificates.

                 Pooled Non-Agency Certificate Payment Date: With respect to the Pooled Non-Agency Certificate, the 25th day of each month or, if any such day is not a business day as defined in the applicable Underlying Agreement, the next succeeding business day as so defined.

                 Pooled Non-Agency Certificate:  Pooled FAIT 1993-2
Certificate.

                 Pooled Non-Agency Certificate Reallocation Amount: With respect to any Distribution Date occurring after a Pooled Non-Agency Certificate Payment Date on which the principal balance of the Underlying FAIT Certificates is less than the outstanding principal balance of the Pooled Non-Agency Certificate as reported din the related Pooled Certificate Distribution Date Information, an amount equal to the interest received on the related Pooled Non-Agency Certificate Payment Date; provided, however, that that accumulated aggregate amount of such "Pooled Non-Agency Certificate Reallocation Amount" paid to the Class 2A Certificateholders plus the accumulated aggregate amount of principal paid on the Pooled Non-Agency Certificate shall not exceed a maximum amount of $2,268,817.89. After the Distribution Date on which the accumulated aggregate amount of such Pooled Non-Agency Certificate Reallocation Amount paid to the Class 2A Certificateholders plus the aggregate amount of principal paid on the Non-Agency Certificate exceeds such maximum amount, the Pooled Non-Agency Certificate Reallocation Amount shall be $0.

                 Pooled PEC/IO Certificate:  Pooled Freddie Mac 2043
Certificates.

                 Pooled Certificateholder: The Trustee or its Depository Participant for the benefit of the Certificateholders.

                 PTC:  Participants Trust Company, or any successors thereto.

                 Purchase Agreement: The Purchase Agreement dated April 28, 1998 between Bear, Stearns & Co., Inc. and the Seller relating to the Pooled Certificates and the Treasury Securities

                 Rating Agency or Rating Agencies: Moody's and Fitch or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be deemed to refer to such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Seller, notice of which designation shall be given to the Trustee, and specific ratings of Moody's and Fitch shall be deemed to refer to the equivalent ratings of the parties so designated.

                 Record Date: With respect to any Distribution Date, the last Business Day of the month preceding the month in which such Distribution Date occurs; provided, however, that for this purpose the Distribution Date is deemed to occur on the 26th of each month, without regard to whether such day is a Business Day.

                 Remaining Pooled Certificate: With respect to either the Class 1A or Class 2A Certificates, any class of the Group 1A or Group 2A Pooled Certificates, respectively, following the date on which the principal balance or notional principal balance of all other classes of the class of the Group 1A or Group 2A Pooled Certificates and Treasury Securities, as applicable, is reduced to zero.

                 REMIC: A "real estate mortgage investment conduit" for Federal income tax purposes.

                 Repurchase Price: In connection with the repurchase of (i) any Pooled Certificate that is not a Pooled PEC/IO Certificate pursuant to
Section 2.03(c) or Section 7.01(a)(i), (ii)(A) or (iii) (A) a price equal to the outstanding Pooled Certificate principal balance thereof as of the date of repurchase plus accrued interest thereon in accordance with the applicable Underlying Agreements plus, in the case of the Pooled Fannie Mae 1994-6 Certificate or the Pooled Non-Agency certificate, any Interest Deficiency (as defined in the applicable underlying Agreement) and interest thereon in accordance with the applicable Underlying Agreement. (ii) any Pooled PEC/IO Certificate pursuant to Section 2.03(c), a price equal to the highest bid obtained by the Trustee from three dealers then active in the market for such Pooled PEC/IO Certificate (or such lesser number as may then be active); provided, however, if the Trustee is able to obtain a bid from only one active dealer, then the Trustee may obtain a FMV Opinion to determine whether such bid is at least equal to the fair market value of such Pooled PEC/IO Certificate and the Repurchase Price shall be the higher of the bid or the fair market value of such Pooled PEC/IO Certificate as stated in any such FMV Opinion; provided further, however, if the Trustee is unable to obtain a bid from any active dealer, then the Trustee shall obtain a FMV Opinion and the Repurchase Price shall be equal to the fair market value of such Pooled PEC/IO Certificate as stated in such FMV Opinion, (iii) any Pooled PEC/IO Certificate pursuant to
Section 7.01(a)(i), (ii)(A) or (iii) (A), a price equal to the portion of the interest distribution amount allocable to such Pooled PEC/IO Certificate for such date of repurchase and (iv) any Treasury Security pursuant to Section 2.03(c) or Section 7.01(a)(i), a price equal to the amount payable on such Treasury Security at its maturity.

                 Responsible Officer: When used with respect to the Trustee, any officer of the Trustee assigned to and working in its Corporate Trust Office or similar group administering the Trust Fund hereunder and also, with respect to a particular matter, any other officer of the Trustee to whom a particular matter is referred by the Trustee because of such officer's knowledge of and familiarity with the particular subject.

                 Reserve Fund: The portion of the Trust Fund constituting the Treasury Securities.

                 S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                 Securities Act:  The Securities Act of 1933, as amended.

                 Security Owner: Any Person who is the beneficial owner of a Certificate registered in the name of the Depository or its nominee.

                 Seller: Fund America Investment Corporation II, a Delaware corporation, or its successor in interest.

                 Single Certificate: A Certificate with an original principal amount of $1,000.

                 Substitute Pooled Certificate: One or more mortgage related securities tendered to the Trustee pursuant to Section 2.04, issued by Ginnie Mae, Fannie Mae or Freddie Mac, which meet the following criteria: (i) such substitution shall be (a) in the case of the Z Certificates, with one or more accrual certificates bearing a coupon no less than the coupon of the Z Certificate being substituted for or (b) in the case of the Pooled Floating Rate Certificates, one or more inverse floating rate certificates based on LIBOR whose combined coupon will be at least equal to the coupon of the Pooled Certificates being substituted for at all levels of LIBOR, (ii) the sum of the outstanding principal amounts or notional principal amounts, as applicable, of the Substitute Pooled Certificates equals the sum of the outstanding principal amounts or notional principal amounts, as applicable of the Deleted Pooled Certificates being substituted for, (iii) the Substitute Pooled Certificates as the date of substitution ultimately are backed by mortgage loans (a) with a weighted average pass-through rate no more than 50 basis points below and no more than 50 basis points above the weighted average pass-through rate of the mortgage loans ultimately backing the Deleted Pooled Certificate and (b) which are conventional, fixed rate, one- to four-family, fully amortizing, level payment, first mortgage loans with original maturities of up to 30 years, (iv) the inclusion of which in the Trust Fund will not result in a withdrawal or downgrading in the rating assigned to the Certificates by the Rating Agencies, written confirmation of which shall be provided by the Rating Agencies to the Trustee and (v) will not cause the Trust Fund to lose its status as a grantor trust for federal income tax purposes as indicated in an Opinion of Counsel to be provided to the Trustee.

                 Substitute Treasury Security: One or more United States Treasury Securities tendered to the Trustee pursuant to Section 2.04 which meet the following criteria: (i) the Substitute Treasury Security results in the same aggregate payment amount of principal or interest, as the case may be, on the same Distribution Date as the Deleted Treasury Security being substituted for; (ii) the inclusion of which in the Trust Fund will not result in a withdrawal or downgrading in the rating assigned to the Certificates by the Rating Agencies, written confirmation of which shall be provided by the Rating Agencies to the Trustee and (iii) will not cause the Trust Fund to lose its status as a grantor trust for federal income tax purposes as indicated in an Opinion of Counsel to be provided to the Trustee.

                 Treasury Securities: The United States Treasury Securities sold by Seller to, and registered in the name of, or held for the benefit of, the Trustee pursuant to Section 2.01 or 2.04 and as more particularly described in Schedule A hereto, minus the original principal balance or interest due at maturity of the Treasury Securities issued to a Certificateholder in exchange for Certificates pursuant to Section 4.05.

                 Treasury Security Distribution Date: With respect to the Treasury Securities delivered to the Trustee on the Closing Date, the respective Due Date set forth on Schedule A hereto, or the respective maturity dates of Substitute Treasury Securities.

                 Trustee: State Street Bank and Trust Company, in its capacity as trustee, or its successor in interest.

                 Trustee Fee: With respect to any Distribution Date, the monthly fee equal to one-twelfth of the product of 0.025% and the Aggregate Principal Balance immediately prior to such Distribution Date, but not less than $125.00 with respect to any Distribution Date.

                 Trust Fund: The segregated pool of assets subject hereto, constituting the corpus of the trust created hereby and to be administered hereunder, consisting of:

                 (i)      the Pooled Certificates;

                 (ii)     the Treasury Securities constituting the Reserve
      Fund;

                 (iii) all amounts payable on the Pooled Certificates following the Closing Date pursuant to the Underlying Agreements;

                 (iv) the Asset Proceeds Account and such funds or assets as are from time to time deposited in the Asset Proceeds Account other than the amounts described in Section 3.04(iv) hereof;

                 (v)      the Seller's rights under the Purchase Agreement; and

                 (vi) the income, payments and proceeds of each of the foregoing.

                 Underlying Agreements: The agreements pursuant to which the related Pooled Certificates were issued, as in effect on the Closing Date.

                 Underlying FAIT Certificates: The certificates and other securities described in Schedule B hereto.

                 Underlying Series: Each series of securities which includes one of the Pooled Certificates.

                 Z Certificates:  Pooled Freddie Mac 2043 Certificates.

                                   ARTICLE II

          CONVEYANCE OF THE POOLED SECURITIES AND TREASURY SECURITIES;
                        ORIGINAL ISSUANCE OF SECURITIES

                 Section 2.01.    Conveyance of the Pooled Certificates.

                 (a) The Seller, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set-over and otherwise convey to the Trustee, in trust, for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Seller (i) in and to the Pooled Certificates, (ii) in and to the Treasury Securities, (iii) in and to the Purchase Agreement and (iv) in and to all other assets constituting the Trust Fund. Such assignment includes, without limitation, all amounts payable on the Pooled Certificates pursuant to the Underlying Agreements and on the Treasury Securities following the Closing Date. The Group 1A and the Group 2A Pool shall each constitute separate sub-trusts of the Trust Fund.

                 (b) In connection with such transfer and assignment, and concurrently with its execution and delivery of this Agreement, the Seller shall have caused the Pooled Certificates and the Treasury Securities to be registered in the book-entry records of the Federal Reserve Bank of Boston, PTC or DTC, as applicable, in the name of the Trustee.

                 (c) The transfer of the Pooled Certificates and the Treasury Securities and all other assets constituting the Trust Fund is absolute and is intended by the parties hereto as a sale.

                 (d) It is intended that the conveyances by the Seller to the Trustee of the Pooled Certificates and the Treasury Securities as provided for in this Section 2.01 be construed as a sale by the Seller to the Trustee of the Pooled Certificates and the Treasury Securities for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Pooled Certificates and the Treasury Securities by the Seller to the Trustee to secure a debt or other obligation of the Seller. However, in the event that the Pooled Certificates and the Treasury Securities are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Pooled Certificates and the Treasury Securities, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Seller to the Trustee of a security interest in all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (1) the Pooled Certificates and the Treasury Securities, (2) all amounts payable pursuant to the Pooled Certificates and the Treasury Securities in accordance with the terms thereof and (3) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held in the Asset Proceeds Account, whether in the form of cash, instruments, securities or other property, other than the amounts described in Section 3.04(iv) hereof; (c) the possession by the Trustee or any agent of the Trustee of such items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession, or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305 and 8-301 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

                 The Seller and the Trustee, at the Seller's or the Majority Certificateholders' direction, shall, to the extent consistent with this Agreement, take such reasonable actions as may be determined to be necessary to ensure that, if this Agreement were deemed to create a security interest in the Pooled Certificates and the Treasury Securities, and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

                 Section 2.02. Acceptance of Trust Fund by Trustee; Initial Issuance of Securities.

                 The Trustee acknowledges receipt of the Underlying Agreements and the transfer and assignment to it of the Pooled Certificates and the Treasury Securities as evidenced by the written confirmation of the registration or the crediting of such Pooled Certificates and Treasury Securities in the name or for the account of the Trustee, in good faith and without notice of any adverse claim, and the assignment to it of all other assets included in the Trust Fund and declares that it holds and will hold its interest in the Pooled Certificates and the Treasury Securities and all other assets included in the Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders in accordance with the terms of this Agreement. Concurrently with such transfer and assignment and in exchange therefor, pursuant to the written request of the Seller executed by an officer of the Seller, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Seller, the Certificates in authorized denominations evidencing the entire beneficial ownership of the Trust Fund.

                 Until the Trust Fund is terminated in accordance with Section 7.01, except as provided herein, the Trustee shall not assign, sell, dispose of or transfer any interest in the Pooled Certificates and the Treasury Securities or any other asset constituting the Trust Fund or permit the Pooled Certificates and the Treasury Securities or any other asset constituting the Trust Fund to be subjected to any lien, claim or encumbrance arising by, through or under the Trustee or any person claiming by, through or under the Trustee.

                 Section 2.03. Representations and Warranties of the Seller and the Trustee.

                 (a) The Seller hereby represents and warrants to the Trustee and for the benefit of the Certificateholders, as of the Closing Date, that:

                          (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Seller is possessed of all licenses necessary to carry on its business.

                          (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's certificate of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                          (iii) The Seller has the full right, power and authority to enter into and consummate all transactions contemplated by this Agreement, including but not limited to selling the Pooled Certificates and the Treasury Securities to the Trustee, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                          (iv) This Agreement, assuming due authorization, execution and delivery by the Trustee, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                          (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                          (vi) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller which, if determined adversely to the Seller, would prohibit the Seller from entering into this Agreement or is likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                          (vii) The Seller was, immediately prior to the transfer of the Pooled Certificates and the Treasury Securities to the Trustee, the sole owner thereof free and clear of any lien, pledge, charge or encumbrance of any kind (except any lien created by this Agreement).

                          (viii) The Seller acquired the Pooled Certificates and the Treasury Securities in good faith without notice of any adverse claim, lien, charge, encumbrance or security interest (including without limitation, federal tax liens or liens arising under ERISA).

                          (ix) The Seller has not assigned any interest in the Pooled Certificates and the Treasury Securities or any distributions or payments thereon, except as contemplated herein.

                          (x) The Trustee, in its capacity as the holder of the Pooled Certificates, will be entitled to distributions under the Underlying Agreements equal to all distributions of interest and principal made on the Pooled Certificates, and in its capacity as the holder of the Treasury Securities, will be entitled to all payments made on the Treasury Securities.

                          (xi) As of the Closing Date, collectively, the Pooled Certificates which have principal balances, have an aggregate principal balance and the Treasury Securities have an aggregate amount payable at maturity, greater than or equal to the Original Principal Balance. As of the Closing Date, collectively, the Group 1A Pooled Certificates which have principal balances have an aggregate principal balance, greater than or equal to the Original Class 1A Balance. As of the Closing Date, collectively, the Group 2A Pooled Certificates which have principal balances have an aggregate principal balance and the Treasury Securities have an aggregate amount payable at maturity, greater than or equal to the Original Class 2A Balance.

                          (xii) The information relating to the Pooled Certificates and the Treasury Securities set forth in Schedule A is true and correct in all material respects.

                          (xiii) Each Pooled Certificate and Treasury Security is an Uncertificated Security (as such term is defined in Article 8 of the Uniform Commercial Code) registered on the books of the Federal Reserve Banks, PTC or the Depository in the name of the Trustee or its financial intermediary on behalf of the Trustee.

                          (xiv) The Pooled Fannie Mae Certificates and Pooled Freddie Mac Certificates are REMIC regular interests.

                          (xv) The Seller has no actual knowledge after reasonable inquiry that (a) each trust issuing a Pooled Certificate was not duly created and is not validly existing and (b) such Pooled Certificate (1) was not validly issued by such trust and (2) is not outstanding, (3) is not the legal, valid, binding and enforceable obligation of such trust and
                 (4) is not entitled to the benefits of the pooling and servicing agreement, indenture, trust agreement or other document pursuant to which such Pooled Certificate was issued (except as limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or to the extent that such enforceability may be subject to the exercise of judicial discretion in accordance with general equitable principles).

                 (b) The Trustee hereby represents and warrants to the Seller and for the benefit of the Certificateholders, as of the Closing Date, that:

                          (i) The Trustee is a trust company duly organized and validly existing under the laws of the Commonwealth of Massachusetts.

                          (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets which default is likely to affect materially and adversely either the ability of the Trustee to perform its obligations hereunder or its financial condition.

                          (iii) The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                          (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law or in an administrative proceeding.

                          (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order or regulation of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                          (vi) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                          (vii) The Pooled Certificates and the Treasury Securities will be held in the Trustee's account at the Federal Reserve Bank of Boston, PTC or DTC, as applicable, as evidenced by the written confirmation of the registration or the crediting of such Pooled Certificates and Treasury Securities in the name or for the account of the Trustee; it has acquired the Pooled Certificates and the Treasury Securities on behalf of the Certificateholders from the Seller in good faith, for value, and, to the best of the Trustee's knowledge, without notice or actual knowledge of any adverse claim, lien, charge, encumbrance or security interest (including, without limitation, federal tax liens or liens arising under ERISA); it has not and will not, in any capacity other than as Trustee, assert any claim or interest in the Pooled Certificates and the Treasury Securities and will hold its interest in such Pooled Certificates and the Treasury Securities and the proceeds thereof in trust pursuant to the terms of this Agreement; and it has not encumbered or transferred its right, title or interest in the Pooled Certificates and the Treasury Securities.

                 (c) It is understood and agreed that the representations and warranties set forth in Section 2.03(a) shall survive the execution and delivery of this Agreement. Upon discovery by either party hereto of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders or either party hereto, the party discovering such breach will give prompt written notice thereof to the other party hereto and to the Certificateholders. Within thirty
(30) days of the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty of the Seller that materially and adversely affects the interests of the Certificateholders, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at the election of the Majority Certificateholders, repurchase each Pooled Certificate and Treasury Security affected by the breach at the Repurchase Price. If the Seller is to repurchase Pooled Certificates, the Trustee shall promptly determine the Repurchase Price in accordance with the definition thereof. Repurchase of any of the Pooled Certificates or Treasury Securities pursuant to the foregoing provisions of this Section 2.03(c) shall be accomplished by (i) deposit in the Asset Proceeds Account on the Business Day prior to the next succeeding Distribution Date of the amount of the Repurchase Prices of the Deleted Pooled Certificates and Deleted Treasury Securities and (ii) amending Schedule A hereto to remove the related Deleted Pooled Certificates and Deleted Treasury Securities.

                 Section 2.04. Substitution of Pooled Certificates and Treasury Securities.

                 Notwithstanding anything to the contrary in this Agreement, in lieu of repurchasing a Pooled Certificate that is not a Pooled PEC/IO Certificate or a Treasury Security pursuant to Section 2.03(c), the Seller may, no later than the date by which such repurchase by the Seller would otherwise be required, cause to be registered or credited in the book-entry records of the Federal Reserve Bank of Boston, PTC or DTC, as applicable, in the name or for the account of the Trustee a Substitute Pooled Certificate or Substitute Treasury Security, as the case may be, accompanied by an Officer's Certificate of the Seller identifying such Substitute Pooled Certificate or Substitute Treasury Security, as the case may be, and confirming that it conforms to the requirements set forth in the definition of "Substitute Pooled Certificate" or "Substitute Treasury Security," as the case may be; provided, however, that substitution pursuant to this Section 2.04 in lieu of repurchase shall not be permitted after the termination of the 90 day period beginning on the Closing Date. Upon receipt of such Officer's Certificate and the written confirmation of such transfer, such Substitute Pooled Certificate or Substitute Treasury Security, as the case may be, shall thereafter be deemed to be a Pooled Certificate or Treasury Security hereunder. In the event of such a substitution, payments received on the Substitute Pooled Certificate or Substitute Treasury Security, as the case may be, for the month in which the substitution occurs shall be the property of the Seller and payments received on the Deleted Pooled Certificate or Deleted Treasury Security, as the case may be, during such month shall be the property of the Trust Fund. Upon receipt of the foregoing with respect to the Substitute Pooled Certificate or Substitute Treasury Security, as the case may be, the Trustee shall release to the Seller and shall execute and deliver all instruments of transfer or assignment, without recourse, in form as provided to it as are necessary to vest in the Seller or its designee title to and rights under the related Deleted Pooled Certificate or Deleted Treasury Security, as the case may be, released pursuant to this Section
2.04. The Seller shall deliver the documents related to the Substitute Pooled Certificate in accordance with the provisions of Section 2.02. The representations and warranties set forth in 2.03(a) concerning the Pooled Certificates or Treasury Securities, as the case may be, shall be deemed to have been made by the Seller with respect to each Substitute Pooled Certificate or Substitute Treasury Security, as the case may be, as of the date of acceptance of such Substitute Pooled Certificate or Substitute Treasury Security, as the case may be, by the Trustee. On the date of substitution, the Trustee shall (i) amend Schedule A hereto, to reflect such substitution and shall provide a copy of the amended Schedule A to the Seller and the Rating Agencies and (ii) provide written acknowledgment to the Seller of the transfer and assignment to it of the related Substitute Pooled Certificate or Substitute Treasury Security, as the case may be, in good faith and without notice of any adverse claim, and the assignment to it of all other related assets to be included in the Trust Fund.

                                  ARTICLE III

       ADMINISTRATION OF THE POOLED CERTIFICATES AND TREASURY SECURITIES;
                   PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

                 Section 3.01. Administration of the Trust Fund and the Pooled Certificates.

                 If at any time the Trustee, as a holder of a Pooled Certificate, is requested in writing in such capacity, whether by a Certificateholder, a holder of a certificate of an Underlying Series or a party to the related Underlying Agreement or any other Person, to take any action or to give any consent, approval or waiver, including, without limitation, in connection with an amendment of any Underlying Agreement, the Trustee shall promptly notify all of the Certificateholders and the Seller of such request and of its planned course of action with respect thereto and shall, in its capacity as a holder of Pooled Certificates, take such action in connection with the exercise and/or enforcement of any rights and/or remedies available to it in such capacity with respect to such request, as the Majority Certificateholders shall direct in writing. The Trustee shall promptly furnish to the Seller and, upon the written request of a Certificateholder, such Certificateholder, all notices, statements, reports or other information that it receives as holder of the Pooled Certificates.

                 Section 3.02.    Collection of Monies.

                 (a) In connection with its receipt of any distribution on the Pooled Certificates on any Pooled Certificate Distribution Date (or such later date on which the Trustee shall receive the related Pooled Certificate Distribution Date Information), the Trustee shall review the related Pooled Certificate Distribution Date Information and shall confirm that the aggregate amount of such distribution received by the Trustee is consistent with such information (it being understood that the Trustee shall be entitled to rely on the accuracy and correctness of such information).

                 (b) If the Trustee receives a Notice of Final Distribution in respect of any of the Pooled Certificates, the Trustee shall present and surrender any related Pooled Certificates which are in certificated form for final payment thereon in accordance with the terms and conditions of the related Underlying Agreement and such notice. The Trustee shall promptly deposit in the Asset Proceeds Account the final distribution received by the Trustee upon presentation and surrender of such Pooled Certificates for distribution in accordance with Section 3.05 hereof on the next succeeding Distribution Date.

                 Section 3.03. Establishment of Asset Proceeds Account; Deposits Therein.

                 (a)      The Trustee, for the benefit of the
Certificateholders, shall establish and maintain one or more interest bearing trust accounts (collectively, the "Asset Proceeds Account"), each of which shall be an Eligible Account, entitled "State Street Bank and Trust Company, as trustee for the registered holders of Fund America Investment Corporation II Pass-

Through Certificates, Series 1998-A, Asset Proceeds Account," held in trust by the Trustee for the benefit of the Certificateholders. The Trustee shall cause all distributions received on the Pooled Certificates and all payments received on the Treasury Securities by the Trustee in its capacity as holder of the Pooled Certificates and Treasury Securities, from whatever source, and all amounts received by it representing payment of a Repurchase Price pursuant to
Section 2.03(c) and 7.01(a)(i), subsequent to the Closing Date to be deposited directly into the Asset Proceeds Account. The Asset Proceeds Account is initially located at the Trustee. The Trustee shall give notice to the Seller and to Certificateholders of any new location of the Asset Proceeds Account prior to any change thereof.

                 (b) In the event that payments in respect of the Pooled Certificates and Treasury Securities are received by the Trustee prior to the related Distribution Date, the Trustee may invest such funds deposited in the Asset Proceeds Account in one or more Permitted Investments held in the name of the Trustee and shall receive as compensation, in addition to the Trustee Fee, any interest or investment income earned on such Permitted Investments selected by the Trustee, which may be withdrawn by the Trustee on each Distribution Date and shall not constitute Available Funds. Notwithstanding the foregoing, no such Permitted Investment may mature later than the day before such related Distribution Date (unless such Permitted Investment is an obligation of the Trustee, in which case such Permitted Investment may mature on the Distribution
Date) and no such investment shall be sold prior to its maturity date. The amount of any losses incurred in respect of any such investments shall be deposited in the Asset Proceeds Account by the Trustee out of its own funds immediately as realized.

                 (c) The Seller shall cause all distributions received on the Pooled Certificates or Treasury Securities by the Seller or any of its Affiliates after the Closing Date to be deposited directly into the Asset Proceeds Account.

                 Section 3.04. Permitted Withdrawals From the Asset Proceeds Account.

                 The Trustee may from time to time withdraw funds from the Asset Proceeds Account for the following purposes (without any particular order of priority):
                          (i) to make distributions in the amounts and in the manner provided for in Section 3.05;

                          (ii) to pay to the Person entitled thereto any amount deposited in the Asset Proceeds Account in error;

                          (iii) to clear and terminate the Asset Proceeds Account upon the termination of this Agreement; and

                          (iv) to pay itself, as additional compensation, the net reinvestment income permitted to be paid to it as provided in Section 3.03(b) and any amounts to which it is entitled to be paid pursuant to Section 5.05.

                 On each Distribution Date, the Trustee shall withdraw all funds from the Asset Proceeds Account and shall use such funds withdrawn from the Asset Proceeds Account only for the purposes described in this Section 3.04 and in Section 3.05.

                 Section 3.05.    Distributions.

                 (a) On each Distribution Date, the Trustee shall apply amounts in the Asset Proceeds Account representing Available Funds in the following manner and order of priority, in each case to the extent of the remaining Available Funds:

                                  first, from amounts with respect to interest
                 received on the Pooled Certificates, to the Trustee, to pay the Trustee Fee;

                                  second, from amounts remaining in the Asset
                 Proceeds Account the Class 1A Available Distribution to the Class 1A Certificateholders and the Class 2A Available Distribution to the Class 2A Certificateholders in the following manner and order of priority:

                          (i) The Class 1A Available Distribution shall be applied as follows:

                                  first, from the Class 1A Available
                                  Distribution, the amount that represents interest received on the Group 1A Certificates, to the Class 1A
                                  Certificateholders as interest; and

                                  second, from amounts with respect to
                                  principal received on the Group 1A Pooled
                                  Certificates, the amount that represents principal received to the Class 1A Certificateholders as principal.


                          (ii) The Class 2A Available Distribution shall be applied as follows:

                                  first, from amounts with respect to principal received on the Group 2A Pooled Certificates and funds payable from the Reserve Fund, to the Class 2A Certificateholders, an amount equal to the principal received on the Group 2A Pooled Certificates, plus the Pooled Non-Agency Certificate Reallocation Amount, if any; provided, however, that on any Distribution Date on which the aggregate amount of the Pooled Non-Agency Certificate Reallocation Amount paid to the Certificateholders plus the aggregate amount of principal paid on the Pooled Non-Agency Certificate exceeds $2,268,817.89, all principal paid on the Pooled Non-Agency Certificate otherwise distributable to the Class 2A Certificateholders on such Distribution Date shall be distributable as interest pursuant to clause second below, less the amount, if any, by which the principal amount on the Z Certificate accrues; and

                                  second, from the remaining Class 2A Available Distribution, to the Class 2A
                                  Certificateholders as interest.


                 For accounting purposes, each Distribution Date is deemed to occur in the same month as the concurrent or immediately preceding Pooled Certificate Distribution Date.

                 (b) All distributions made to Certificateholders pursuant to Section 3.05(a) on each Distribution Date shall be allocated pro rata among the outstanding Certificates based upon their respective Class Percentage Interests and, except in the case of the final distribution to the Certificateholders, shall be made to the Holders of record on the related Record Date. Distributions to any Certificateholder on any Distribution Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing (which wiring instructions may be in the form of a standing order applicable to all future Distribution Dates) no less than five Business Days prior to the related Record Date (or, in the case of the initial Distribution Date, no later than the related Record Date) and is the registered owner of Certificates with an aggregate initial Security Principal Balance of not less than $1,000,000, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final distribution to each Certificateholder will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

                 (c) Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or, subject to the receipt of such information with respect to the Pooled Certificates and Treasury Securities, the accrual of original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from payments to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

                 (d) The Trustee may conclusively rely on the Pooled Certificate Distribution Date Information in making the calculations called for in this Section 3.05 and in Section 3.06. If the Pooled Certificate Distribution Date Information is insufficient to make the calculations provided for in this Section 3.05, the Trustee shall promptly request Freddie Mac, with respect to the Pooled Freddie Mac Certificate, Fannie Mae, with respect to the Pooled Freddie Mac Certificates, and the Non-Agency Trustee, with respect to the Pooled Non-Agency Certificates, to provide sufficient information in writing, and after receipt of such information the Trustee shall make on the following Distribution Date any necessary adjustments in the application of amounts in the Asset Proceeds Account. If such information is not received from Freddie Mac or Fannie Mae or the Non-Agency Trustee, the Trustee shall not be responsible for making any such adjustment.

                 Section 3.06.    Statements to Certificateholders.

                 On each Distribution Date, the Trustee shall prepare, to the extent it receives information regarding the distributions on the Pooled Certificates and Treasury Securities on the Distribution Date, and shall forward by mail, a statement to each Certificateholder, the Seller and the Rating Agencies stating:

                          (i) the Class 1A Available Distribution and the Class 2A Available Distribution for such Distribution Date;

                          (ii) the interest distribution amount and the principal distribution amount for such Distribution Date for each Class of Certificates and, with respect to each, the components thereof as described in the definitions of such terms and as reported in the related Pooled Certificate Distribution Date Information or other information received by the Trustee from Freddie Mac, Fannie Mae or the Non-Agency Trustee pursuant to Section 3.05(d) with respect to the Pooled Certificates and the portion thereof derived from the Treasury Securities;

                          (iii) the Class Principal Balance for each Class of Certificates before and after applying payments on such Distribution Date;

                          (iv) the effective interest rate on each Class of the Certificates for such Distribution Date;

                          (v) the outstanding principal and/or notional amount, as the case may be, immediately prior to and after taking into account distributions made on such Distribution Date of, and the current interest rate on, each of the Pooled Certificates for such Distribution Date;

                          (vi) the amount of interest received on the Pooled Non-Agency Certificate used to pay principal to the Class 2A Certificate in the current month;

                          (vii) the total amount of interest received on the Pooled Non-Agency Certificate that has been applied to pay principal to the Class 2A Certificates;

                          (viii) the outstanding amount payable at maturity for the Class 2A Certificates, immediately prior to and after taking into account distributions made on such Distribution Date, of each of the Treasury Securities;

                          (ix) the Original Principal Amount of each Class of the Certificates and the Original Principal Amount of each Class of the Certificates as reduced to reflect any exchange of the Certificates pursuant to Section
                 4.05 for a pro rata portion of the Group 1A Pooled Certificates or Group 2A Pooled Certificates, as the case may be, and, with respect to the Class 2A Certificates, Treasury Securities (from which Certificateholders may calculate their respective Percentage Interests and Class Percentage Interests); and

                          (x) the amount of the Trustee Fee for such Distribution Date.

                 In the case of the information furnished pursuant to clauses
(ii) and (iii) above, the amounts shall also be expressed as a dollar amount per $1000 of principal face amount. The Trustee's responsibility for reporting the above information is limited to the availability, timeliness of receipt of, and accuracy of the Pooled Certificate Distribution Date Information and any additional written information received by the Trustee pursuant to Section 3.05(d) with respect to the Pooled Certificates. If the Trustee receives any such additional information after preparing a statement required by this Section, the Trustee shall report the related adjustments in a revised statement prepared after receipt of such information.

                 In addition, the Trustee promptly will furnish to the Seller, and upon the written request of a Certificateholder, to such Certificateholder, copies of any notices, statements, reports or other communications, received by the Trustee in its capacity as the holder of Pooled Certificates and Treasury Securities.

                 On or before March 31st of each calendar year, commencing in 1999, the Trustee shall prepare and deliver by first class mail to the Seller and to each Person who at any time during the prior calendar year was a Certificateholder of record a statement containing the information required to be contained in the regular monthly report to Certificateholders, as set forth in clauses (ii) and (v) above aggregated for such prior calendar year or in the case of a Certificateholder, the applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

                 The Trustee shall be responsible for preparing, at its own expense, signing and filing, on behalf of the Trust Fund, federal income tax and information returns with the Internal Revenue Service ("IRS") and Massachusetts income tax returns and the returns of any other state taxing authority the necessity of filing of which shall have been confirmed to the Trustee in writing either by the delivery of an Opinion of Counsel to such effect or by the delivery to the Trustee of a written notification to such effect by the taxing authority of any such state. The Seller shall provide the Trustee within 10 days of the Closing Date all information deemed necessary by the Trustee to fulfill its obligations under this paragraph. The Trustee shall furnish to each Certificateholder at the time required by law such information reports or returns as are required by applicable federal, state or local law with respect to the Trust Fund to enable Certificateholders to prepare their tax returns and will furnish comparable information to the IRS and other taxing authorities as and when required by law to do so.

                 The Trustee shall be responsible for preparing, at its own expense, signing and filing, on behalf of the Trust Fund, all filings with the Certificates and Exchange Commission required to be made on behalf of the Trust Fund.

                 Section 3.07.    Access to Certain Documentation and
Information.

                 The Trustee shall provide to the Seller access to all reports, documents and records maintained by the Trustee in respect of its duties hereunder, such access being afforded without charge but only upon three Business Days' written request and during normal business hours at offices designated by the Trustee.


                                   ARTICLE IV

                                THE CERTIFICATES

                 Section 4.01.    The Certificates.

                 (a) The Depository, the Seller and the Trustee have entered into a letter agreement dated as of April 30, 1998 (the "Depository Agreement"). Except as provided in Subsection 4.01(b), the Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trustee except to a successor to the Depository; (ii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Trustee shall deal with the Depository as representative of the Security Owners for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Security Owners; and (v) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants.

                          All transfers by Security Owners of Certificates
shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Security Owners. Each Depository Participant shall only transfer Certificates of Security Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                 (b) If (i)(A) the Seller advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Trustee or the Seller is unable to locate a qualified successor within 30 days or (ii) the Seller at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall request that the Depository notify all Security Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Security Owners requesting the same. Upon surrender to the Trustee of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Seller nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

                 (c) The Certificates shall be substantially in the forms set forth in Exhibit A and Exhibit B hereto. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                 (d) The Certificates will be registered as a single Class 1A Certificate and a single Class 2A Certificate held by a nominee of the Depository, and beneficial interests will be held by investors through the book-entry facilities of the Depository in minimum denominations of $25,000 and increments of $1 in excess thereof, except that (i) one Class 1A Certificate may be issued in a different amount so that the sum of the denominations of all outstanding Class 1A Certificates shall equal the Original Class 1A Balance and
(ii) one Class 2A Certificate may be issued in a different amount so that the sum of the denominations of all Class 2A Certificates shall equal the Original Class 2A Balance.

                 (e) If the Trust is terminated pursuant to Section 7.01(a)(iii), the book-entry system through the Depository shall be terminated by the Seller and the Trustee and the Trustee shall request that the Depository notify the applicable Security Owners of the occurrence of such event and that, following the Final Distribution Date, the applicable Security Owners as of the Record Date for the Final Distribution Date will be required to hold their pro rata portion of the Remaining Pooled Certificate in the book-entry records of the Federal Reserve Banks, PTC or DTC, as applicable, and that the Trustee will not release any further distributions in respect of the Remaining Pooled Certificate to a Security Owner until such Security Owner or the Depository has provided the Trustee with sufficient information to transfer such Security Owner's pro rata portion of the Remaining Pooled Certificate in the book-entry records of the Federal Reserve Banks, PTC or DTC, as applicable, from the Trustee to such Security Owner.

                 Section 4.02. Registration of Transfer and Exchange of Certificates.

                 (a) At all times during the term of this Agreement, there shall be maintained at the office of a registrar (the "Certificate Registrar") a register (the "Certificate Register") in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. For so long as the Trustee acts as Certificate Registrar, its Corporate Trust Office shall constitute the offices of the Certificate Registrar maintained for such purposes. The Certificate Registrar may appoint, by a written instrument delivered to the Seller, any other bank or trust company in New York to act as an additional or co-Certificate Registrar under such conditions as the Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its predecessor's duties as Certificate Registrar. The Seller and the Trustee shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

                 Every Certificateholder agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar, nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

                 (b) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at the offices of the Certificate Registrar maintained for such purpose, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and of a like aggregate Class Percentage Interest.

                 (c) At the option of any Holder, its Certificates may be exchanged for other Certificates of the same Class and of authorized denominations of a like aggregate Class Percentage Interest, upon surrender of the Certificates to be exchanged at the offices of the Certificate Registrar maintained for such purpose. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

                 (d) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

                 (e) No service charge shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                 (f) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar without liability on its part.

                 (g) No transfer of a Certificate may be made to any Plan Investor unless an exemption granted by the Department of Labor applies to the acquisition, holding or transfer of such Certificate. Each purchaser of a Certificate, by virtue of its purchase of such Certificate, will be deemed to have represented either that (i) it is not a Plan Investor or (ii) such an exemption exists which exempts the acquisition, holding or transfer of a Certificate by such purchaser from the prohibited transaction rules of ERISA and the related excise tax provisions of the Code.

                 Section 4.03.    Mutilated, Destroyed, Lost or Stolen
Certificates.

                 If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) (except in the case of a mutilated Certificate) there is delivered to the Trustee and the Certificate Registrar such agreement, security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                 Section 4.04.    Persons Deemed Owners.

                 Prior to due presentment of a Certificate for registration of transfer, the Seller, the Trustee, the Certificate Registrar and any agent of the Seller, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 3.05 and for all other purposes whatsoever, and neither the Seller, the Trustee, the Certificate Registrar nor any agent of the Seller, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

                 Section 4.05.  Exchange of Certificates.

                 (a) Beginning on the Distribution Date in May 1999 and on any Distribution Date thereafter, any Holder or Security Owner holding not less than 10% of the Original Class 1A Balance or 10% of the Original Class 2A Balance, in each case, as of the Closing Date shall have the option to exchange not less than 10% of the outstanding principal amount of the Certificates for a pro rata portion of each of the Group 1A Pooled Certificates or the Group 2A Pooled Certificates, respectively, and, with respect to the Class 2A Certificates, Treasury Securities.

                 (b) Holders or Security Owners may exercise the option set forth in Section 4.05(a) by delivering an Option Exercise Notice to the Trustee, accompanied by the Option Exercise Fee, at least five Business Days prior to the proposed Exchange Date, which must be a Business Day. An Option Exercise Notice may not be revoked after delivery to the Trustee. The Trustee may refuse to accept, or give effect to, any Option Exercise Notice that is incomplete or defective, in its sole judgment, or not accompanied by the Option Exercise Fee.

                 (c) The Trustee shall be entitled to charge a fee (the "Option Exercise Fee"), as compensation, equal to the greater of (i) $500 and
(ii) 0.02% of the outstanding principal amount of the Certificates to be exchanged for the Group 1A Pooled Certificates or the Group 2A Pooled Certificates, as the case may be, and, with respect to the Class 2A Certificates, Treasury Securities.

                 (d) On the Exchange Date, the Trustee shall cause the transfer of such Holder's or Security Owner's pro rata portion of each of the Group 1A Pooled Certificates or the Group 2A Pooled Certificates, as the case may be, and, with respect to the Class 2A Certificates, Treasury Securities in the book-entry records of the Federal Reserve Banks, PTC and/or the Depository, as applicable, from the Trustee to such Holder or Certificate Owner.

                                   ARTICLE V

                                  THE TRUSTEE

                 Section 5.01.    Duties of Trustee.

                 (a) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement and the Underlying Agreements; provided, however, that the Trustee shall not be responsible to determine, confirm or recalculate the accuracy or content of any such resolution, certificate or other instrument furnished to it pursuant to this Agreement. The Trustee shall notify the Certificateholders and the Rating Agencies of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting of the party required to deliver the same, does not receive satisfactorily corrected documents or a satisfactory explanation regarding any such nonconformities.

                          The Trustee shall forward or cause to be forwarded to
the Person entitled to receive the same in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 3.01, 3.03, 3.06 and 7.01.

                 (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                          (i) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished by the Seller to the Trustee and which on their face, do not contradict the requirements of this Agreement;

                          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority Certificateholders in accordance with the terms of this Agreement, as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                          (iv) No provision in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided that this provision shall not be deemed to abrogate the responsibilities undertaken by the Trustee hereunder to perform routine administrative duties in accordance with the terms hereof; and

                          (v) The Trustee shall not be deemed to have notice of any fact or circumstance upon the occurrence of which it may be required to take action hereunder unless a Responsible Officer of the Trustee has actual knowledge of such event, fact or circumstance or unless written notice of any such event is received by the Trustee at its Corporate Trust Office.

                 Section 5.02.    Certain Matters Affecting the Trustee

                 Except as otherwise provided in Section 5.01:

                          (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                          (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                          (iv) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to the extent reasonable under the circumstances to examine the books, records and premises of such Person, personally or by agent or attorney;

                          (v) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

                          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and shall not be liable for the default or misconduct of any such agents or attorneys if selected with reasonable care.

                 Section 5.03. Trustee Not Liable for Certificates or Pooled Certificates or Treasury Securities.

                 The recitals contained herein and in the Certificates (other than the statements attributed to, and the representations and warranties of, the Trustee in Article II and the signature of the Trustee on each Certificate) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 2.03(b)) or of the Certificates (other than that the Certificates shall be duly and validly executed by it as Trustee and authenticated by it as Certificate Registrar) or of the Pooled Certificates or the Treasury Securities, the Underlying Agreements or any related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller in respect of the assignment and delivery of the Pooled Certificates or the Treasury Securities.

                 Section 5.04.    Trustee May Own Certificates.

                 The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

                 Section 5.05.    Trustee's Fees; Indemnification of the
Trustee.

                 (a) The Trustee shall withdraw the Trustee Fee, as compensation, from the Asset Proceeds Account, as provided in 3.05 hereof.

                 (b) Subject to the provisions of this paragraph, the Trustee and any director, officer, employee or agent of the Trustee shall be entitled to be indemnified and held harmless by the Trust Fund against any loss, liability or expense (including, without limitation, costs and expenses of litigation, and of investigation, counsel fees and expenses, damages, judgments, amounts paid in settlement and out-of-pocket expenses) arising out of, or incurred in connection with, this Agreement, the Certificates, the exercise and performance of any of the powers and duties of the Trustee hereunder; provided that neither the Trustee nor any of the other above specified Persons shall be entitled to indemnification pursuant to this Section 5.05(b) for (i) allocable overhead, (ii) expenses or disbursements incurred or made by or on behalf of the Trustee in the normal course of the Trustee's performing routine administrative duties in accordance with any of the provisions hereof, (iii) any expense or liability specifically required to be borne out of the Trustee's own funds pursuant to the terms hereof, or (iv) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's obligations and duties.

                          The provisions of this Section 5.05(b) shall survive
any resignation or removal of the Trustee and appointment of a successor trustee.

                 Section 5.06.    Eligibility Requirements for Trustee.

                 The Trustee hereunder shall at all times be a trust company or banking institution organized and doing business under the laws of the United States of America or any State thereof, authorized under such laws to exercise corporate trust powers, having a combined capital, surplus and undivided profits of at least $50,000,000 (or shall be a member of a bank holding system, the combined capital and surplus of which is at least $50,000,000) and subject to supervision or examination by federal or state authority. If such trust company or banking institution publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital, surplus and undivided profits of such trust company or banking institution shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall at all times meet the requirements for a trustee under Section 26(a)(1) of the Investment Company Act and shall in no event be an Affiliate of the Seller or of any Person involved in the organization or operation of the Seller. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.07.

                 Section 5.07.    Resignation and Removal of the Trustee.

                 (a) The Trustee may upon 30 days' notice resign and be discharged from the trusts hereby created by giving written notice thereof to the Seller and the Certificateholders. Upon receiving such notice of resignation, the Seller shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                 (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 5.06 and shall fail to resign after written request therefor by the Seller or the Majority Certificateholders, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Seller may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

                 (c) Majority Certificateholders may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Seller, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders by the Seller. All reasonable out-of-pocket costs and expenses incurred in connection with such removal and replacement of the Trustee, including without limitation, reasonable attorneys fees and expenses, shall be borne by the party requesting such action.

                 (d) Notwithstanding anything to the contrary contained herein, (i) any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective only upon acceptance of appointment by the successor trustee as provided in Section 5.08 and (ii) no entity may be appointed as a successor trustee if such appointment would result in a withdrawal or downgrading of any then current rating assigned to the Certificates by a Rating Agency.

                 Section 5.08.    Successor Trustee.

                 (a)      Any successor trustee appointed as provided in
Section 5.07 shall execute, acknowledge and deliver to the Seller, the Certificateholders and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and the appointment of such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee the Pooled Certificates and Treasury Securities and related documents and statements held by it hereunder, and the Seller, the Trustee and the predecessor trustee shall execute and deliver such instruments and do such other things as may be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                 (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 5.06.

                 (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Seller shall mail notice of the succession of such trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register. If the Seller fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Seller.

                 Section 5.09.    Merger or Consolidation of Trustee.

                 Any trust company or banking institution into which the Trustee may be merged or converted or with which it may be consolidated or any trust company or banking institution resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any trust company or banking institution succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such trust company or banking institution shall be eligible under the provisions of Section 5.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Seller and to the Certificateholders at their address as shown in the Certificate Register.

                 Section 5.10.    Appointment of Co-Trustee or Separate
Trustee.

                 (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 5.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
5.06 hereunder; provided, that if the co-trustee or separate trustee does not meet such eligibility standards, the Trustee shall remain liable for its actions hereunder, and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 5.08 hereof.

                 (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 5.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed jointly by the Trustee and such separate trustee or co-trustee, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                 (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article V. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                 (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                 Section 5.11.    Massachusetts Filings.

                 The Trustee shall make any filings required under Massachusetts General laws, Chapter 182, Sections 2 and 12, the costs of which, if any, shall be reimbursed as part of the administrative expenses of the Trust Fund described in Section 5.05 hereof.


                                   ARTICLE VI

                                   THE SELLER

                 Section 6.01.    Liability of the Seller.

                 The Seller shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Seller herein.

                 Section 6.02.    Merger, Consolidation or Conversion of the
Seller.

                 Subject to the following paragraph, the Seller will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and the Certificates and to perform its duties under this Agreement.

                 The Seller may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                 Section 6.03.    Limitation on Liability of the Seller and
Others.

                 Neither the Seller nor any of the directors, officers, employees or agents of the Seller shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller or any such other Person against any breach of a representation or warranty made herein, or against any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder, or by reason of reckless disregard of such obligations and duties. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Provided that such action is not related to its representations made in or its duties under this Agreement, the Seller shall not be under any obligation to appear in, prosecute or defend any action or proceeding unless such action in its opinion does not involve it in any expense or liability.


                                  ARTICLE VII

                                  TERMINATION

                 Section 7.01.    Termination.

                 (a) The respective obligations and responsibilities of the Seller and the Trustee created hereby with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as hereinafter set forth) shall terminate upon the earlier of (i) the repurchase by or at the direction of the Seller on any Distribution Date of all Pooled Certificates and Treasury Securities at the Repurchase Price therefor as of the date of such repurchase; or (ii) with respect to the Class 1A Certificates, either (A) the repurchase by or at the direction of the Seller or its designee on any Distribution Date of all of the Group 1A Pooled Certificates at the Repurchase Price therefor as of the date of such repurchase or (B) on the Distribution Date following the first Distribution Date on which the Group 1A Pooled Certificate principal balance or notional principal balance of all or either of the Group 1A Pooled Certificates has been reduced to zero;
(iii) with respect to the Class 2A Certificates, either (A) the repurchase by or at the direction of the Seller or its designee on any Distribution Date of all of the Group 2A Pooled Certificates and the Treasury Securities at the Repurchase Price therefor as of the date of such repurchase or (B) on the Distribution Date following the first Distribution Date on which the Group 2A Pooled Certificate principal balance or notional principal balance of all but one of the Group 2A Pooled Certificate has been reduced to zero; (iv) the payment (or provision for payment) to the Class 1A and Class 2A Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder on the Final Distribution Date following receipt of the final distribution made on the Group 1A Pooled Certificates and the Group 2A Pooled Certificates and Treasury Securities, respectively; or provided, however, that in no event shall the trust or sub-trust created hereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof. The right of the Seller or its designee to repurchase all Pooled Certificates and Treasury Securities pursuant to Section 7.01(a)(i) shall be exercisable only on or after the date on which the aggregate Pooled Certificate Principal Balance and the amount of funds payable as principal from the Reserve Fund has declined to 10% or less of the sum of (i) the initial aggregate Pooled Certificate Principal Balance and (ii) the amount of funds payable as principal from the Reserve Fund on the

Closing Date, as such sum is reduced by the original face amount of any Certificates exchanged for a pro rata portion of the Pooled Certificates and, with respect to the Class 2A Certificates, the Treasury Securities. The right of the Seller or its designee to repurchase the Group 1A Pooled Certificates and the Group 2A Pooled Certificates and the Treasury Securities pursuant to Sections 7.01(a) (ii) (A) and 7.01 (a) (iii) (A) shall be exercisable only if
(i) in the case of a repurchase of the Group 1A Pooled Certificates, the aggregate Pooled Certificate Principal Balance of the Group 1A Pooled Certificates has declined to 10% or less of the initial aggregate Group 1A Pooled Certificate Principal Balance and (ii) in the case of a repurchase of the Group 2A Pooled Certificates, the aggregate Pooled Certificate Principal Balance of the Group 2A Pooled Certificates plus the amount of funds payable as principal from the Reserve Fund has declined to 10% or less of the initial aggregate Group 2A Pooled Certificate Principal Balance plus the amount of funds payable as principal from the Reserve Fund on the Closing Date, in both cases as reduced by the original face amount of any Class 1A or Class 2A Certificates exchanged pursuant to Section 4.05 for a pro rata portion of the Group 1A Pooled Certificates or the Group 2A Pooled Certificates and Treasury Securities, respectively.

                 (b) The Trustee shall give a Notice of Final Distribution to the Certificateholders of the affected Class or Classes, the Seller and the Rating Agencies as soon as practicable prior to the Distribution Date on which the Trustee anticipates that the final distribution will be made on the Certificates, which notice shall:

                          (i) specify the Distribution Date on which the final distribution is anticipated to be made to Certificateholders;

                          (ii)    specify the amount of any such final
                                  distribution, if known; and

                          (iii)   state that the final distribution to
                                  Certificateholders will be made only upon presentment and surrender of Certificates at the office of the Trustee therein specified.

If the Trust Fund (or a portion thereof) is not terminated pursuant to Section 7.01(a) on the anticipated Distribution Date for any reason, the Trustee shall promptly mail notice thereof to each Certificateholder, the Seller and to the Rating Agencies.

                 (c) Upon presentment and surrender of the Certificates by the Certificateholders on the applicable Final Distribution Date, the Trustee shall distribute to the Certificateholders of the applicable Class the amounts otherwise distributable on such Distribution Date pursuant to Section 3.05(a). Any funds not distributed on the Final Distribution Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which Notice of Final Distribution has been given pursuant to this Section 7.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall directly or through an agent, take reasonable steps to contact the remaining Certificateholders concerning surrender of their Certificates. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall segregate all amounts distributable to the Holders thereof and shall thereafter hold such amounts for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section
7.01. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held.

                 (d) If the option by the Seller or its designee to repurchase or cause the repurchase of Pooled Certificates and Treasury Securities, under Section 7.01(a)(i), (ii) (A) or (iii) (A) above is exercised, the Seller and/or its designee shall deposit in the Asset Proceeds

Account, by 10:00 a.m., New York City time, on the applicable Distribution Date, an amount equal to the Repurchase Price for the Pooled Certificates and Treasury Securities, to be repurchased. Upon the presentation and surrender of the Certificates, the Trustee, as paying agent, shall distribute the Repurchase Price as follows to the extent of such amount:

                          first, to pay the Trustee Fee to the Trustee and any other amounts then due and owing to the Trustee pursuant to Section 5.05(b);

                          second, the amount otherwise distributable to the affected Class or Classes of Certificateholders on such Distribution Date but for such repurchase;

                          third, to the Class 1A and Class 2B
                          Certificateholders, as applicable, as distributions of interest, the interest portion included in the Repurchase Price in respect of attributable to the Group 1A and Group2A Pooled Certificates to be repurchased;

                          fourth, to the Class 1A and Class 2A
                          Certificateholders, as applicable, as distributions of principal, the principal portion included in the Repurchase Price attributable to the Class 1A Pooled Certificates and the Class 2A Pooled Certificates and the Treasury Securities to be repurchased, up to the outstanding Class 1A Balance and the Class 2A Balance, as the case may be; and

                          fifth, to the Class 1A and Class 2A
                          Certificateholders as applicable, as additional distributions of interest, the balance, if any, of such Repurchase Price still remaining attributable to the Class 1A Pooled Certificates and the Class 2A Pooled Certificates and the Treasury Securities to be repurchased.

Upon deposit of the required Repurchase Price and delivery to the Trustee of an Officer's Certificate from the Seller certifying that such deposit of the Repurchase Price in the Asset Proceeds Account has been made, following such final Distribution Date, the Trustee shall promptly release to the Seller and/or its designee, the Pooled Certificates and Treasury Securities, subject to the Trustee's obligation to hold any amounts payable to Certificateholders in trust without interest pending final distributions pursuant to Section 7.01(c).

                 (e) If the principal balance or notional principal balance of all but one of the Group 1A or Group 2A Pooled Certificates has been reduced to zero as provided in Section 7.01(a)(ii)(B) or (iii)(B), the Trustee shall arrange for the distribution in kind based on their respective Class Percentage Interests to the Class 1A Certificateholders or the Class 2A Certificateholders, as applicable, of the remaining Group 1A or Group 2A Pooled Certificate and, if applicable, any remaining Treasury Securities on the Distribution Date following the first Distribution Date on which the principal balance of all but such remaining Pooled Certificate has been reduced to zero.

                                  ARTICLE VIII

                                 TAX PROVISIONS

                 Section 8.01 Trust Administration. For federal income tax purposes, the Trust Fund formed pursuant to this Agreement will be classified as a grantor trust under Subpart E, Part 1 of Subchapter J of the Code and not as an association taxable as a corporation. No REMIC election has been or will be made with respect to the Trust Fund.

                 (a) The Seller, the Trustee, and the Certificateholders shall take any action or cause the Trust Fund to take any action necessary to create and maintain the status of the Trust Fund as a grantor trust for federal income tax purposes and shall assist each other as necessary to create or maintain such status.

                 (b) The Seller, the Trustee, and the Certificateholders shall not take any action or cause the Trust Fund to take any action that could endanger the status of the Trust Fund as a grantor trust for federal income tax purposes, unless the Trustee and the Seller have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status.

                 (c) The Trustee or its designee may employ counsel, accountants and professional assistance to aid in the performance of the accounting necessary for federal and state tax reporting and compliance or the performance of the above powers and duties. The expense incurred by the Trustee or its designee in connection with the foregoing shall be reimbursed as part of the administrative expenses of the Trust Fund described in Section 5.05 hereof.

                 Section 8.02     Prohibited Activities.


                 (a) Neither the Trustee nor the Seller shall consent to, approve or enter into any modification of any term of any of the Pooled Certificates or the Treasury Securities (including, but not limited to, the interest rate, the principal balance, the amortization schedule, the remaining term to maturity, or any other term affecting the amount or timing of payments on the Pooled Certificates or the Treasury Securities) unless the Trustee has received an Opinion of Counsel (as the expense of the party seeking to modify any of the Pooled Certificates or the Treasury Securities) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes.

                 (b) The Trustee shall not sell or dispose of the Pooled Certificates or the Treasury Securities (except in a disposition pursuant to (i) the default of any Pooled Certificate or Treasury Security, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund (or portion thereof) as set forth in Section 7.01 hereof, or (iv) a disposition of a Pooled Certificate or Treasury Security pursuant to Section 2.03(c) or 2.04 hereof), nor acquire any asset for the Trust Fund unless it has received an Opinion of Counsel that such sale, disposition or acquisition will not affect adversely the status of the Trust Fund as a grantor trust under the Code.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

                 Section 9.01.    Amendment.

                 (a) This Agreement may be amended from time to time by the Seller and the Trustee, without the prior consent of any Certificateholder:

                          (i)     to cure any ambiguity;

                          (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein;

                          (iii) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the existing provisions of this Agreement; and

                          (iv)    to make such modifications as may be
                 permitted or required hereunder in connection with a repurchase or substitution of a Pooled Certificate or Treasury Security pursuant to Section 2.03(c) or 2.04 hereof.

provided that such amendment shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking such amendment) delivered to the Trustee (the expense of which shall be paid for by the Seller), adversely affect in any material respect the interests of any Certificateholder. Counsel shall be entitled to rely on a letter from each Rating Agency that the modification will not cause the then-existing rating of the Certificates to be downgraded as conclusive evidence that the modification does not adversely affect in any material respect the interests of any Certificateholder.

                 (b) This Agreement may also be amended from time to time by the Seller and the Trustee with the prior written consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

                          (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate of any Class without the consent of the Holder of such Certificate;

                          (ii) modify the provisions of this Section 9.01 without the consent of the Holders of all Certificates; or

                          (iii) be made unless and until the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking such amendment but in no event at the expense of the Trust Fund) to the effect that such amendment shall not adversely affect the status of the Trust as a grantor trust for federal income tax purposes.

                 (c) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 9.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                 Section 9.02.    Counterparts.

                 This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                 Section 9.03.    Limitation on Rights of Certificateholders.

                 (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                 (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                 (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Seller a written notice of default hereunder, and of the continuance thereof, as herein-before provided, and unless the Majority Certificateholders also shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. For the prosecution and enforcement of the rights granted under this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                 Section 9.04.    Governing Law.

                 This Agreement and the Certificates shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state (without reference to the conflicts of law provisions of such state), and the obligations, rights and remedies of the parties hereunder and the Certificateholders shall be determined in accordance with such laws.

                 Section 9.05.    Notices.

                 All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered to:
(a) in the case of the Seller, Fund America Investment Corporation II, Plaza Tower One, Suite 1200B, 6400 South Fiddler's Green Circle, Englewood, CO 80111,
Attention: Steven B. Chotin, or such other address as may hereafter be furnished to the Trustee in writing by the Seller; (b) in the case of the Trustee, State Street Bank and Trust Company, Two International Place, Boston, Massachusetts 02110, Attention: FAIC 1998-A, or such other address as may hereafter be furnished to the Seller in writing by the Trustee; (c) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Mortgage Pass-Through Monitoring Group; and (d) in the case of Fitch IBCA, Inc., One State Street Plaza, 34th Floor, New York, New York 10004.

                 Section 9.06.    Severability of Provisions.

                 If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                 Section 9.07.    Successors and Assigns.

                 The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

                 Section 9.08.    Article and Section Headings.

                 The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

                 Section 9.09.    Notices to Rating Agencies.

                 The Trustee shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clauses (a), (b), (d), or (f) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of each of the statements described in clauses (c) and (e) below:

                 (a)      a material change or amendment to this Agreement,

                 (b)      the termination or appointment of a successor
                          Trustee,

                 (c) the monthly distribution statement required to be delivered to the Certificateholders pursuant to
                          Section 3.06,

                 (d)      the non-conformance of any documents pursuant to
                          Section 5.01(a),

                 (e) the Notice of Final Distribution required to be delivered pursuant to Section 7.01(b), and

                 (f)      a change in the location of the Asset Proceeds
                          Account.

                 The Seller shall notify each Rating Agency of any change in its identity.

                 IN WITNESS WHEREOF, the Seller and the Trustee have caused their names to be signed hereto by their respective duly authorized officers, all as of the day and year first above written.

                                 FUND AMERICA INVESTORS
                                 CORPORATION II, as Seller


                                 By:
                                    --------------------------------------
                                    Name:
                                    Title:


                                 STATE STREET BANK AND TRUST COMPANY, as Trustee


                                 By:
                                    --------------------------------------
                                    Name:
                                    Title:

STATE OF _____________)
                       ss:
COUNTY OF ____________)

                 On the ___ day of April, 1998 before me, a notary public in and for said State, personally appeared ________________ known to me to be the __________________ of Fund America Investors Corporation II, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                 IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        --------------------------------
                                        Notary Public

[Notarial Seal]                         Commission Expires:

COMMONWEALTH OF MASSACHUSETTS)
                                        :   ss:
COUNTY OF __________________            )


                 On the _____ day of April 1998 before me, a notary public in and for said State, personally appeared _________________ known to me to be a _________________ of State Street Bank and Trust Company, trust company that executed the within instrument, and also known to me to be the person who executed it on behalf of said trust company, and acknowledged to me that such trust company executed the within instrument.

                 IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        -------------------------------
                                        Notary Public


[Notarial Seal]                         Commission Expires:

                                   EXHIBIT A
                         FORM OF CLASS 1A CERTIFICATE

         THIS CLASS 1A CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, FUND AMERICA INVESTORS CORPORATION II OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
         THE CURRENT PRINCIPAL BALANCE OF THIS CLASS 1A CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CLASS 1A SECURITIES, THE CURRENT PRINCIPAL AMOUNT OF THIS CLASS 1A CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CLASS 1A CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
         UNLESS THIS CLASS 1A CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS 1A SECURITIES ISSUED ARE REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                           PASS-THROUGH CERTIFICATES,
NO. 1A-1
                                 SERIES 1998-A
                  EVIDENCING A BENEFICIAL INTEREST IN A TRUST
  CONSISTING PRIMARILY OF THE POOLED CERTIFICATES AND TREASURY SECURITIES (AS
                           DEFINED IN THE AGREEMENT)

                     FUND AMERICA INVESTORS CORPORATION II

                              CUSIP NO.  36076RCG6

CLASS                                      :   1A
FIRST DISTRIBUTION DATE                    :   MAY 26, 1998                    INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL DISTRIBUTION DATE            :   JULY 26, 2027                        OF THIS CLASS 1A CERTIFICATE
                                                                                    ("DENOMINATION")               :  $23,500,002
APPROXIMATE ORIGINAL CLASS 1A
   PRINCIPAL AMOUNT                        :   $23,500,002
PASS-THROUGH RATE:                             THE EFFECTIVE PER ANNUM INTEREST RATE BORNE BY THE CERTIFICATES DURING THE INTEREST
                                               ACCRUAL PERIOD WITH RESPECT TO A DISTRIBUTION DATE WILL EQUAL A FRACTION, EXPRESSED
                                               AS A PERCENTAGE TRUNCATED AT THE FOURTH DECIMAL PLACE, THE NUMERATOR OF WHICH IS
                                               EQUAL TO THE AGGREGATE AMOUNT IN RESPECT OF INTEREST PAID TO THE CLASS 1A
                                               CERTIFICATEHOLDERS FOR THE RELATED INTEREST ACCRUAL PERIOD MULTIPLIED BY 12, AND THE
                                               DENOMINATOR OF WHICH IS THE PRINCIPAL AMOUNT OF THE CERTIFICATES IMMEDIATELY PRIOR TO
                                               SUCH DISTRIBUTION DATE.  UNDER CERTAIN CIRCUMSTANCES, THE PRINCIPAL AMOUNT OF THE
                                               CLASS 1A CERTIFICATES COULD BE PAID IN FULL WHERE INTEREST WOULD REMAIN PAYABLE, IN
                                               WHICH CASE, THE CALCULATION OF THE EFFECTIVE PER ANNUM INTEREST RATE BORNE BY THE
                                               CLASS 1A CERTIFICATES WOULD NOT BE MEANINGFUL.


THIS CERTIFIES THAT__________________________________________________CEDE & CO.
_______________________________________________________________________________
IS THE REGISTERED OWNER OF THE CLASS PERCENTAGE INTEREST EVIDENCED HEREBY IN THE BENEFICIAL OWNERSHIP INTEREST OF CERTIFICATES OF THE SAME CLASS AS THIS CERTIFICATE IN A TRUST (THE "TRUST") CONSISTING PRIMARILY OF A PORTION OF CERTAIN CLASSES OF SECURITIES DESCRIBED IN THE AGREEMENT (THE "POOLED CERTIFICATES") SOLD BY FUND AMERICA INVESTORS CORPORATION II ("FAIC"). THE TRUST WAS CREATED PURSUANT TO THE POOLING AGREEMENT DATED AS OF APRIL 1, 1998 (THE "AGREEMENT"), BETWEEN FAIC, AS SELLER, AND STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), A SUMMARY OF CERTAIN OF THE PERTINENT PROVISIONS OF WHICH IS SET FORTH HEREAFTER. TO THE EXTENT NOT DEFINED HEREIN, CAPITALIZED TERMS USED HEREIN SHALL HAVE THE MEANING ASCRIBED TO THEM IN THE AGREEMENT. THIS CERTIFICATE IS ISSUED UNDER AND IS SUBJECT TO THE TERMS, PROVISIONS AND CONDITIONS OF THE AGREEMENT, TO WHICH AGREEMENT THE HOLDER OF THIS CLASS 1A CERTIFICATE BY VIRTUE OF ITS ACCEPTANCE HEREOF ASSENTS AND BY WHICH SUCH HOLDER IS BOUND.

   INTEREST ON THIS CLASS 1A CERTIFICATE WILL ACCRUE DURING THE ONE MONTH PERIOD BEGINNING ON THE FIRST DAY AND ENDING ON THE LAST DAY OF THE MONTH PRECEDING THE MONTH OF THE DISTRIBUTION DATE (AS HEREINAFTER DEFINED) AT A PER ANNUM RATE EQUAL TO THE PASS-THROUGH RATE AS SET FORTH ABOVE. DISTRIBUTIONS OF PRINCIPAL AND INTEREST ON THE CLASS 1A CERTIFICATES WITH RESPECT TO A MONTH WILL BE MADE ON THE FIRST BUSINESS DAY (AS DEFINED HEREIN) AFTER THE 25TH DAY OF EACH MONTH (EACH, A "DISTRIBUTION DATE") OR, IF SUCH 25TH DAY IS NOT A BUSINESS DAY, THEN ON THE FIRST BUSINESS DAY AFTER THE FIRST BUSINESS DAY AFTER THE 25TH DAY OF EACH MONTH. A "BUSINESS DAY" MEANS A DAY OTHER THAN A SATURDAY, A SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN NEW YORK, NEW YORK OR THE CITY IN WHICH THE CORPORATE TRUST OFFICE OF THE TRUSTEE IS LOCATED ARE AUTHORIZED OR OBLIGATED BY LAW OR EXECUTIVE ORDER TO BE CLOSED. DISTRIBUTIONS WILL BE MADE ON EACH DISTRIBUTION DATE TO HOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON THE LAST BUSINESS DAY OF THE CALENDAR MONTH PRECEDING THE MONTH IN WHICH SUCH DISTRIBUTION DATE OCCURS; PROVIDED THAT FOR THIS PURPOSE THE DISTRIBUTION DATE IS DEEMED TO OCCUR ON THE 25TH OF EACH MONTH, WITHOUT REGARD TO WHETHER SUCH DAY IS A BUSINESS DAY. THE ASSUMED FINAL DISTRIBUTION DATE IS THE DISTRIBUTION DATE SET FORTH ABOVE.

   DISTRIBUTIONS ON THIS CLASS 1A CERTIFICATE WILL BE MADE BY THE TRUSTEE BY CHECK MAILED TO THE ADDRESS OF THE PERSON ENTITLED THERETO AS SUCH NAME AND ADDRESS SHALL APPEAR ON THE CERTIFICATE REGISTER OR, IF SUCH PERSON SO REQUESTS BY NOTIFYING THE TRUSTEE IN WRITING AS SPECIFIED IN THE AGREEMENT AND IF SUCH PERSON HOLDS CLASS 1A CERTIFICATES WITH AN INITIAL AGGREGATE CERTIFICATE BALANCE OF NOT LESS THAN $1,000,000, BY WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS TO THE ACCOUNT SPECIFIED IN WRITING BY SUCH PERSON TO THE TRUSTEE. NOTWITHSTANDING THE ABOVE, THE FINAL DISTRIBUTION ON THIS CLASS 1A CERTIFICATE WILL BE MADE AFTER DUE NOTICE BY THE TRUSTEE OF THE PENDENCY OF SUCH DISTRIBUTION AND ONLY UPON PRESENTATION AND SURRENDER OF THIS CLASS 1A CERTIFICATE AT THE OFFICE OR AGENCY APPOINTED BY THE TRUSTEE FOR THAT PURPOSE AND DESIGNATED IN SUCH NOTICE.

   IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CLASS 1A CERTIFICATE TO BE DULY EXECUTED.

DATED:  APRIL 30, 1998
                           STATE STREET BANK AND TRUST COMPANY,
                    not in its individual capacity but solely as Trustee

                    By:
                       ---------------------------------------------------------
                       Name:
                       Title:

THIS IS ONE OF THE CLASS 1A CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED AGREEMENT.

STATE STREET BANK AND TRUST COMPANY, AS CERTIFICATE REGISTRAR
By:
   --------------------------------------------------------------
   Name:
   Title:

                     FUND AMERICA INVESTORS CORPORATION II
                    PASS-THROUGH CERTIFICATES, SERIES 1998-A


             THIS  CLASS  1A  CERTIFICATE  IS   ONE  OF  A  DULY                 NO SERVICE  CHARGE WILL  BE  MADE TO  THE CLASS  1A
    AUTHORIZED ISSUE OF PASS-THROUGH CERTIFICATES DESIGNATED AS         CERTIFICATEHOLDERS FOR  ANY SUCH  REGISTRATION OF TRANSFER,
    SET  FORTH ON  THE FACE  HEREOF (THE  "CERTIFICATES").   THE        BUT THE TRUSTEE MAY REQUIRE PAYMENT  OF A SUM SUFFICIENT  TO
    CERTIFICATES,  IN   THE  AGGREGATE,  EVIDENCE  THE   ENTIRE         COVER  ANY  TAX OR  OTHER  GOVERNMENTAL  CHARGE  PAYABLE IN
    BENEFICIAL  OWNERSHIP INTEREST IN  THE TRUST FORMED PURSUANT        CONNECTION  THEREWITH.   THE  CERTIFICATE REGISTRAR  AND THE
    TO THE AGREEMENT.                                                   TRUSTEE AND ANY AGENT  OF ANY OF  THEM MAY TREAT THE  PERSON
             THE CERTIFICATEHOLDER,  BY ITS  ACCEPTANCE OF  THIS        IN WHOSE  NAME THIS CLASS  1A CERTIFICATE  IS REGISTERED  AS
    CLASS 1A  CERTIFICATE, AGREES  THAT IT WILL  LOOK SOLELY  TO        THE  OWNER  HEREOF   FOR  ALL  PURPOSES,  AND  NEITHER  THE
    THE TRUST FOR PAYMENT HEREUNDER AND THAT THE TRUSTEE IS NOT         CERTIFICATE REGISTRAR, THE TRUSTEE NOR ANY SUCH AGENT SHALL
    LIABLE  TO THE  CERTIFICATEHOLDERS  FOR ANY  AMOUNT  PAYABLE        BE AFFECTED BY NOTICE TO THE CONTRARY.
    UNDER  THIS  SECURITY   OR  THE  AGREEMENT  OR,  EXCEPT  AS                  ANY  PURCHASER  OF THIS  CLASS  1A CERTIFICATE,  BY
    EXPRESSLY   PROVIDED  IN  THE   AGREEMENT,  SUBJECT  TO  ANY        VIRTUE OF  ITS PURCHASE OF THIS  CLASS 1A CERTIFICATE,  WILL
    LIABILITY UNDER THE AGREEMENT.                                      BE DEEMED TO  HAVE REPRESENTED EITHER THAT  (I) IT IS  NOT A
             THIS  CLASS  1A  CERTIFICATE  DOES  NOT PURPORT  TO        PLAN  INVESTOR   OR  (II)  AN   EXEMPTION  GRANTED  BY  THE
    SUMMARIZE  THE  AGREEMENT  AND  REFERENCE  IS  MADE  TO THE         DEPARTMENT OF  LABOR APPLIES THAT  EXEMPTS THE  ACQUISITION,
    AGREEMENT  FOR  THE INTERESTS,  RIGHTS  AND LIMITATIONS  OF         HOLDING OR  TRANSFER OF THIS  CERTIFICATE BY SUCH PURCHASER
    RIGHTS, BENEFITS, OBLIGATIONS  AND DUTIES EVIDENCED HEREBY,         FROM  THE PROHIBITED  TRANSACTION  RULES OF  ERISA  AND THE
    AND THE RIGHTS, DUTIES AND IMMUNITIES OF THE TRUSTEE.               RELATED EXCISE TAX PROVISIONS OF THE CODE.
             THE  AGREEMENT  PERMITS,  WITH  CERTAIN  EXCEPTIONS                 BEGINNING ON  THE  DISTRIBUTION  DATE  IN  DECEMBER
    THEREIN   PROVIDED,   THE   AMENDMENT   THEREOF   AND   THE         1998, HOLDERS  OF  A  MINIMUM  OF  10%  OF  THE  OUTSTANDING
    MODIFICATION OF  THE RIGHTS OF  THE CERTIFICATEHOLDERS UNDER        PRINCIPAL  AMOUNT  OF THE  CLASS  1A  CERTIFICATES  WILL BE
    THE AGREEMENT  FROM  TIME TO  TIME  BY  THE SELLER  AND  THE        ENTITLED  TO  EXCHANGE SUCH  CERTIFICATES  FOR  A  PRO RATA
    TRUSTEE  WITH THE  CONSENT OF  THE HOLDERS  OF  CERTIFICATES        PORTION  OF EACH  OF  THE POOLED  CERTIFICATES.   HOLDERS OF
    EVIDENCING MORE THAN 50% OF THE AGGREGATE PRINCIPAL BALANCE         CLASS 1A CERTIFICATES  TO BE  EXCHANGED WILL  BE CHARGED  AN
    OF THE  CERTIFICATES.   ANY SUCH  CONSENT BY  THE HOLDER  OF        EXCHANGE FEE  BY THE  TRUSTEE EQUAL  TO THE  GREATER OF  (I)
    THIS CLASS  1A CERTIFICATE SHALL  BE CONCLUSIVE AND BINDING         $500 AND (II)  0.02% OF THE OUTSTANDING PRINCIPAL AMOUNT  OF
    ON  SUCH   HOLDER  AND  UPON  ALL  FUTURE  HOLDERS  OF  THIS        SUCH CERTIFICATES.   HOLDERS WILL BE REQUIRED TO PROVIDE THE
    CERTIFICATE AND OF ANY CERTIFICATE ISSUED UPON THE TRANSFER         TRUSTEE WITH IRREVOCABLE  WRITTEN NOTICE AS PROVIDED IN  THE
    HEREOF  OR IN LIEU  HEREOF WHETHER OR NOT  NOTATION OF SUCH         AGREEMENT, ACCOMPANIED BY THE EXCHANGE FEE, OF ANY PROPOSED
    CONSENT IS MADE  UPON THIS CERTIFICATE.  THE AGREEMENT  ALSO        EXCHANGE OF  CLASS 1A  CERTIFICATES AT  LEAST FIVE BUSINESS
    PERMITS   THE   AMENDMENT   THEREOF,  IN   CERTAIN  LIMITED         DAYS PRIOR TO THE PROPOSED DATE OF SUCH EXCHANGE, WHICH
    CIRCUMSTANCES, WITHOUT THE  CONSENT OF THE HOLDERS OF ANY OF        MUST BE A BUSINESS DAY.
    THE CERTIFICATES.                                                            THE OBLIGATIONS CREATED  BY THE  AGREEMENT AND  THE
             AS  PROVIDED   IN  THE  AGREEMENT  AND  SUBJECT  TO        TRUST  CREATED THEREBY  (OTHER THAN THE  OBLIGATIONS TO MAKE
    CERTAIN LIMITATIONS THEREIN SET FORTH, THE TRANSFER OF THIS         CERTAIN    PAYMENTS   AND    SEND   CERTAIN    NOTICES   TO
    CLASS 1A  CERTIFICATE IS REGISTRABLE  WITH THE TRUSTEE UPON         CERTIFICATEHOLDERS WITH  RESPECT TO THE  TERMINATION OF  THE
    SURRENDER OF THIS  CERTIFICATE FOR REGISTRATION  OF TRANSFER        AGREEMENT) SHALL  TERMINATE UPON  THE  EARLIER OF  (I)   THE
    AT THE  OFFICES OR  AGENCIES MAINTAINED  BY  THE TRUSTEE  IN        REPURCHASE  BY OR  AT THE  DIRECTION OF  THE SELLER  OF ALL
    BOSTON, MASSACHUSETTS, DULY ENDORSED  BY, OR ACCOMPANIED  BY        POOLED CERTIFICATES AND TREASURY  SECURITIES, IF ANY,  UNDER
    A WRITTEN  INSTRUMENT OF  TRANSFER IN  FORM SATISFACTORY TO         THE  CIRCUMSTANCES SET  FORTH  IN THE  AGREEMENT;  (II) THE
    THE TRUSTEE  DULY  EXECUTED  BY THE  HOLDER HEREOF  OR  SUCH        PAYMENT    (OR    PROVISION    FOR    PAYMENT)    TO    THE
    HOLDER'S ATTORNEY DULY AUTHORIZED IN WRITING, AND THEREUPON         CERTIFICATEHOLDERS OF  ALL AMOUNTS HELD  BY OR  ON BEHALF OF
    ONE  OR  MORE  NEW  CLASS  1A  CERTIFICATES  IN  AUTHORIZED         THE TRUSTEE  AND  REQUIRED TO  BE  PAID  TO THEM  UNDER  THE
    DENOMINATIONS   REPRESENTING  A   LIKE  AGGREGATE  PRINCIPAL        AGREEMENT ON THE  FINAL DISTRIBUTION DATE  FOLLOWING RECEIPT
    AMOUNT WILL BE ISSUED TO THE DESIGNATED TRANSFEREE.                 OF  THE   FINAL  DISTRIBUTION  TO  BE  MADE  ON  THE  POOLED
             THE  CLASS  1A CERTIFICATES  ARE  ISSUABLE ONLY  AS        CERTIFICATES   AND  TREASURY   SECURITIES;  OR   (III)  THE
    REGISTERED  CLASS  1A CERTIFICATES  WITHOUT  COUPONS IN  THE        DISTRIBUTION  DATE FOLLOWING THE  FIRST DISTRIBUTION DATE ON
    CLASS  AND DENOMINATIONS  SPECIFIED IN  THE AGREEMENT.   AS         WHICH ONLY ONE  OF THE POOLED CERTIFICATES REMAINS  ENTITLED
    PROVIDED   IN   THE   AGREEMENT  AND   SUBJECT   TO  CERTAIN        TO  PAYMENTS  OF PRINCIPAL  AND/OR INTEREST.   IN  NO EVENT,
    LIMITATIONS THEREIN SET FORTH, THIS CLASS 1A CERTIFICATE IS         HOWEVER, WILL  THE TRUST CREATED  BY THE AGREEMENT CONTINUE
    EXCHANGEABLE FOR  ONE OR MORE  NEW CERTIFICATES  OF THE SAME        BEYOND  THE  EXPIRATION  OF  21  YEARS  AFTER  THE  DEATH OF
    CLASS  AND EVIDENCING  THE SAME  AGGREGATE CLASS  PERCENTAGE        CERTAIN PERSONS IDENTIFIED IN THE AGREEMENT
    INTEREST, AS REQUESTED BY THE HOLDER SURRENDERING THE SAME.


                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________

_______________________________________________________________________________
(Please print or typewriter name and address including postal zip code assignee)


the within Class 1A Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the

Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Class 1A

Certificate of a like denomination and Class, to the above named assignee and deliver such Class 1A Certificate to the following address:

Dated:


                                           -------------------------------------
                                           SIGNATURE BY OR ON BEHALF OF ASSIGNOR

                                           -------------------------------------
                                                    SIGNATURE GUARANTEED


                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution: _______________________________________________________________

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  __________________________________________________________

______________________________________________________________________________

account number __________________________, or, if mailed by check to__________

______________________________________________________________________________

Applicable statements should be mailed to_____________________________________

______________________________________________________________________________

This information is provided by_______________________________________________

the assignee named above, or__________________________________________________

as its agent.

                                   EXHIBIT B
                          FORM OF CLASS 2A CERTIFICATE

         THIS CLASS 2A CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, FUND AMERICA INVESTORS CORPORATION II OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
         THE CURRENT PRINCIPAL BALANCE OF THIS CLASS 2A CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CLASS 2A SECURITIES, THE CURRENT PRINCIPAL AMOUNT OF THIS CLASS 2A CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CLASS 2A CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
         UNLESS THIS CLASS 2A CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS 2A SECURITIES ISSUED ARE REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                           PASS-THROUGH CERTIFICATES,
NO. 2A-1
                                 SERIES 1998-A
                     EVIDENCING A BENEFICIAL INTEREST IN A
                    TRUST CONSISTING PRIMARILY OF THE POOLED
                    CERTIFICATES AND TREASURY SECURITIES (AS
                           DEFINED IN THE AGREEMENT)

                     FUND AMERICA INVESTORS CORPORATION II

                              CUSIP NO. 36076RCH4

CLASS                                      :   2A
FIRST DISTRIBUTION DATE                    :   MAY 26, 1998               INITIAL PRINCIPAL AMOUNT
ASSUMED FINAL DISTRIBUTION DATE            :   JULY 26, 2027                 OF THIS CLASS 2A CERTIFICATE
                                                                             ("DENOMINATION")                         :  $36,873,851
APPROXIMATE ORIGINAL CLASS 2A
   PRINCIPAL AMOUNT                        :   $36,873,851
PASS-THROUGH RATE:                             THE EFFECTIVE PER ANNUM INTEREST RATE BORNE BY THE CERTIFICATES DURING THE INTEREST
                                               ACCRUAL PERIOD WITH RESPECT TO A DISTRIBUTION DATE WILL EQUAL A FRACTION, EXPRESSED
                                               AS A PERCENTAGE TRUNCATED AT THE FOURTH DECIMAL PLACE, THE NUMERATOR OF WHICH IS
                                               EQUAL TO THE AGGREGATE AMOUNT IN RESPECT OF INTEREST PAID TO THE CLASS 2A
                                               CERTIFICATEHOLDERS FOR THE RELATED INTEREST ACCRUAL PERIOD MULTIPLIED BY 12, AND
                                               THE DENOMINATOR OF WHICH IS THE PRINCIPAL AMOUNT OF THE CERTIFICATES IMMEDIATELY
                                               PRIOR TO SUCH DISTRIBUTION DATE.  UNDER CERTAIN CIRCUMSTANCES, THE PRINCIPAL AMOUNT
                                               OF THE CLASS 2A CERTIFICATES COULD BE PAID IN FULL WHERE INTEREST WOULD REMAIN
                                               PAYABLE, IN WHICH CASE, THE CALCULATION OF THE EFFECTIVE PER ANNUM INTEREST RATE
                                               BORNE BY THE CLASS 2A CERTIFICATES WOULD NOT BE MEANINGFUL.

THIS CERTIFIES THAT__________________________________________________CEDE & CO.
_______________________________________________________________________________
IS THE REGISTERED OWNER OF THE CLASS PERCENTAGE INTEREST EVIDENCED HEREBY IN THE BENEFICIAL OWNERSHIP INTEREST OF CERTIFICATES OF THE SAME CLASS AS THIS CERTIFICATE IN A TRUST (THE "TRUST") CONSISTING PRIMARILY OF A PORTION OF CERTAIN CLASSES OF SECURITIES DESCRIBED IN THE AGREEMENT (THE "POOLED CERTIFICATES") SOLD BY FUND AMERICA INVESTORS CORPORATION II ("FAIC"). THE TRUST WAS CREATED PURSUANT TO THE POOLING AGREEMENT DATED AS OF APRIL 1, 1998 (THE "AGREEMENT"), BETWEEN FAIC, AS SELLER, AND STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), A SUMMARY OF CERTAIN OF THE PERTINENT PROVISIONS OF WHICH IS SET FORTH HEREAFTER. TO THE EXTENT NOT DEFINED HEREIN, CAPITALIZED TERMS USED HEREIN SHALL HAVE THE MEANING ASCRIBED TO THEM IN THE AGREEMENT. THIS CERTIFICATE IS ISSUED UNDER AND IS SUBJECT TO THE TERMS, PROVISIONS AND CONDITIONS OF THE AGREEMENT, TO WHICH AGREEMENT THE HOLDER OF THIS CLASS 2A CERTIFICATE BY VIRTUE OF ITS ACCEPTANCE HEREOF ASSENTS AND BY WHICH SUCH HOLDER IS BOUND.

   INTEREST ON THIS CLASS 2A CERTIFICATE WILL ACCRUE DURING THE ONE MONTH PERIOD BEGINNING ON THE FIRST DAY AND ENDING ON THE LAST DAY OF THE MONTH PRECEDING THE MONTH OF THE DISTRIBUTION DATE (AS HEREINAFTER DEFINED) AT A PER ANNUM RATE EQUAL TO THE PASS-THROUGH RATE AS SET FORTH ABOVE. DISTRIBUTIONS OF PRINCIPAL AND INTEREST ON THE CLASS 2A CERTIFICATES WITH RESPECT TO A MONTH WILL BE MADE ON THE FIRST BUSINESS DAY (AS DEFINED HEREIN) AFTER THE 25TH DAY OF EACH MONTH (EACH, A "DISTRIBUTION DATE") OR, IF SUCH 25TH DAY IS NOT A BUSINESS DAY, THEN ON THE FIRST BUSINESS DAY AFTER THE FIRST BUSINESS DAY AFTER THE 25TH DAY OF EACH MONTH. A "BUSINESS DAY" MEANS A DAY OTHER THAN A SATURDAY, A SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN NEW YORK, NEW YORK OR THE CITY IN WHICH THE CORPORATE TRUST OFFICE OF THE TRUSTEE IS LOCATED ARE AUTHORIZED OR OBLIGATED BY LAW OR EXECUTIVE ORDER TO BE CLOSED. DISTRIBUTIONS WILL BE MADE ON EACH DISTRIBUTION DATE TO HOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON THE LAST BUSINESS DAY OF THE CALENDAR MONTH PRECEDING THE MONTH IN WHICH SUCH DISTRIBUTION DATE OCCURS; PROVIDED THAT FOR THIS PURPOSE THE DISTRIBUTION DATE IS DEEMED TO OCCUR ON THE 25TH OF EACH MONTH, WITHOUT REGARD TO WHETHER SUCH DAY IS A BUSINESS DAY. THE ASSUMED FINAL DISTRIBUTION DATE IS THE DISTRIBUTION DATE SET FORTH ABOVE.

   DISTRIBUTIONS ON THIS CLASS 2A CERTIFICATE WILL BE MADE BY THE TRUSTEE BY CHECK MAILED TO THE ADDRESS OF THE PERSON ENTITLED THERETO AS SUCH NAME AND ADDRESS SHALL APPEAR ON THE CERTIFICATE REGISTER OR, IF SUCH PERSON SO REQUESTS BY NOTIFYING THE TRUSTEE IN WRITING AS SPECIFIED IN THE AGREEMENT AND IF SUCH PERSON HOLDS CLASS 2A CERTIFICATES WITH AN INITIAL AGGREGATE CERTIFICATE BALANCE OF NOT LESS THAN $1,000,000, BY WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS TO THE ACCOUNT SPECIFIED IN WRITING BY SUCH PERSON TO THE TRUSTEE. NOTWITHSTANDING THE ABOVE, THE FINAL DISTRIBUTION ON THIS CLASS 2A CERTIFICATE WILL BE MADE AFTER DUE NOTICE BY THE TRUSTEE OF THE PENDENCY OF SUCH DISTRIBUTION AND ONLY UPON PRESENTATION AND SURRENDER OF THIS CLASS 2A CERTIFICATE AT THE OFFICE OR AGENCY APPOINTED BY THE TRUSTEE FOR THAT PURPOSE AND DESIGNATED IN SUCH NOTICE.

   IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CLASS 2A CERTIFICATE TO BE DULY EXECUTED.

DATED:  APRIL 30, 1998
                          STATE STREET BANK AND TRUST COMPANY,
                    not in its individual capacity but solely as Trustee

                    By:
                       ---------------------------------------------------------
                       Name:
                       Title:

THIS IS ONE OF THE CLASS 2A CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED AGREEMENT.

STATE STREET BANK AND TRUST COMPANY, AS CERTIFICATE REGISTRAR

By:
   --------------------------------------------------------------
   Name:
   Title:

                     FUND AMERICA INVESTORS CORPORATION II
                    PASS-THROUGH CERTIFICATES, SERIES 1998-A


             THIS  CLASS  2A  CERTIFICATE  IS   ONE  OF  A  DULY                 NO SERVICE  CHARGE WILL  BE  MADE TO  THE CLASS  2A
    AUTHORIZED ISSUE OF PASS-THROUGH CERTIFICATES DESIGNATED AS         CERTIFICATEHOLDERS FOR  ANY SUCH  REGISTRATION OF TRANSFER,
    SET  FORTH ON  THE FACE  HEREOF (THE  "CERTIFICATES").   THE        BUT THE TRUSTEE MAY REQUIRE PAYMENT  OF A SUM SUFFICIENT  TO
    CERTIFICATES,  IN   THE  AGGREGATE,  EVIDENCE  THE   ENTIRE         COVER  ANY  TAX OR  OTHER  GOVERNMENTAL  CHARGE  PAYABLE IN
    BENEFICIAL  OWNERSHIP INTEREST IN  THE TRUST FORMED PURSUANT        CONNECTION  THEREWITH.   THE  CERTIFICATE REGISTRAR  AND THE
    TO THE AGREEMENT.                                                   TRUSTEE AND ANY AGENT  OF ANY OF  THEM MAY TREAT THE  PERSON
             THE CERTIFICATEHOLDER,  BY ITS  ACCEPTANCE OF  THIS        IN WHOSE  NAME THIS CLASS  2A CERTIFICATE  IS REGISTERED  AS
    CLASS 2A  CERTIFICATE, AGREES  THAT IT WILL  LOOK SOLELY  TO        THE  OWNER  HEREOF   FOR  ALL  PURPOSES,  AND  NEITHER  THE
    THE TRUST FOR PAYMENT HEREUNDER AND THAT THE TRUSTEE IS NOT         CERTIFICATE REGISTRAR, THE TRUSTEE NOR ANY SUCH AGENT SHALL
    LIABLE  TO THE  CERTIFICATEHOLDERS  FOR ANY  AMOUNT  PAYABLE        BE AFFECTED BY NOTICE TO THE CONTRARY.
    UNDER  THIS  SECURITY   OR  THE  AGREEMENT  OR,  EXCEPT  AS                  ANY  PURCHASER  OF THIS  CLASS  2A CERTIFICATE,  BY
    EXPRESSLY   PROVIDED  IN  THE   AGREEMENT,  SUBJECT  TO  ANY        VIRTUE OF  ITS PURCHASE OF THIS  CLASS 2A CERTIFICATE,  WILL
    LIABILITY UNDER THE AGREEMENT.                                      BE DEEMED TO  HAVE REPRESENTED EITHER THAT  (I) IT IS  NOT A
             THIS  CLASS  2A  CERTIFICATE  DOES  NOT PURPORT  TO        PLAN  INVESTOR   OR  (II)  AN   EXEMPTION  GRANTED  BY  THE
    SUMMARIZE  THE  AGREEMENT  AND  REFERENCE  IS  MADE  TO THE         DEPARTMENT OF  LABOR APPLIES THAT  EXEMPTS THE  ACQUISITION,
    AGREEMENT  FOR  THE INTERESTS,  RIGHTS  AND LIMITATIONS  OF         HOLDING OR  TRANSFER OF THIS  CERTIFICATE BY SUCH PURCHASER
    RIGHTS, BENEFITS, OBLIGATIONS  AND DUTIES EVIDENCED HEREBY,         FROM  THE PROHIBITED  TRANSACTION  RULES OF  ERISA  AND THE
    AND THE RIGHTS, DUTIES AND IMMUNITIES OF THE TRUSTEE.               RELATED EXCISE TAX PROVISIONS OF THE CODE.
             THE  AGREEMENT  PERMITS,  WITH  CERTAIN  EXCEPTIONS                 BEGINNING ON  THE  DISTRIBUTION  DATE  IN  DECEMBER
    THEREIN   PROVIDED,   THE   AMENDMENT   THEREOF   AND   THE         1998, HOLDERS  OF  A  MINIMUM  OF  10%  OF  THE  OUTSTANDING
    MODIFICATION OF  THE RIGHTS OF  THE CERTIFICATEHOLDERS UNDER        PRINCIPAL  AMOUNT  OF THE  CLASS  2A  CERTIFICATES  WILL BE
    THE AGREEMENT  FROM  TIME TO  TIME  BY  THE SELLER  AND  THE        ENTITLED  TO  EXCHANGE SUCH  CERTIFICATES  FOR  A  PRO RATA
    TRUSTEE  WITH THE  CONSENT OF  THE HOLDERS  OF  CERTIFICATES        PORTION  OF EACH  OF  THE POOLED  CERTIFICATES.   HOLDERS OF
    EVIDENCING MORE THAN 50% OF THE AGGREGATE PRINCIPAL BALANCE         CLASS 2A CERTIFICATES  TO BE  EXCHANGED WILL  BE CHARGED  AN
    OF THE  CERTIFICATES.   ANY SUCH  CONSENT BY  THE HOLDER  OF        EXCHANGE FEE  BY THE  TRUSTEE EQUAL  TO THE  GREATER OF  (I)
    THIS CLASS  2A CERTIFICATE SHALL  BE CONCLUSIVE AND BINDING         $500 AND (II)  0.02% OF THE OUTSTANDING PRINCIPAL AMOUNT  OF
    ON  SUCH   HOLDER  AND  UPON  ALL  FUTURE  HOLDERS  OF  THIS        SUCH CERTIFICATES.   HOLDERS WILL BE REQUIRED TO PROVIDE THE
    CERTIFICATE AND OF ANY CERTIFICATE ISSUED UPON THE TRANSFER         TRUSTEE WITH IRREVOCABLE  WRITTEN NOTICE AS PROVIDED IN  THE
    HEREOF  OR IN LIEU  HEREOF WHETHER OR NOT  NOTATION OF SUCH         AGREEMENT, ACCOMPANIED BY THE EXCHANGE FEE, OF ANY PROPOSED
    CONSENT IS MADE  UPON THIS CERTIFICATE.  THE AGREEMENT  ALSO        EXCHANGE OF  CLASS 2A  CERTIFICATES AT  LEAST FIVE BUSINESS
    PERMITS   THE   AMENDMENT   THEREOF,  IN   CERTAIN  LIMITED         DAYS  PRIOR  TO THE  PROPOSED DATE  OF SUCH  EXCHANGE, WHICH
    CIRCUMSTANCES, WITHOUT THE  CONSENT OF THE HOLDERS OF ANY OF        MUST BE A BUSINESS DAY.
    THE CERTIFICATES.                                                            THE OBLIGATIONS CREATED  BY THE  AGREEMENT AND  THE
             AS  PROVIDED   IN  THE  AGREEMENT  AND  SUBJECT  TO        TRUST  CREATED THEREBY  (OTHER THAN THE  OBLIGATIONS TO MAKE
    CERTAIN LIMITATIONS THEREIN SET FORTH, THE TRANSFER OF THIS         CERTAIN    PAYMENTS   AND    SEND   CERTAIN    NOTICES   TO
    CLASS 2A  CERTIFICATE IS REGISTRABLE  WITH THE TRUSTEE UPON         CERTIFICATEHOLDERS WITH  RESPECT TO THE  TERMINATION OF  THE
    SURRENDER OF THIS  CERTIFICATE FOR REGISTRATION  OF TRANSFER        AGREEMENT) SHALL  TERMINATE UPON  THE  EARLIER OF  (I)   THE
    AT THE  OFFICES OR  AGENCIES MAINTAINED  BY  THE TRUSTEE  IN        REPURCHASE  BY OR  AT THE  DIRECTION OF  THE SELLER  OF ALL
    BOSTON, MASSACHUSETTS, DULY ENDORSED  BY, OR ACCOMPANIED  BY        POOLED CERTIFICATES AND TREASURY  SECURITIES, IF ANY,  UNDER
    A WRITTEN  INSTRUMENT OF  TRANSFER IN  FORM SATISFACTORY TO         THE  CIRCUMSTANCES SET  FORTH  IN THE  AGREEMENT;  (II) THE
    THE TRUSTEE  DULY  EXECUTED  BY THE  HOLDER HEREOF  OR  SUCH        PAYMENT    (OR    PROVISION    FOR    PAYMENT)    TO    THE
    HOLDER'S ATTORNEY DULY AUTHORIZED IN WRITING, AND THEREUPON         CERTIFICATEHOLDERS OF  ALL AMOUNTS HELD  BY OR  ON BEHALF OF
    ONE  OR  MORE  NEW  CLASS  2A  CERTIFICATES  IN  AUTHORIZED         THE TRUSTEE  AND  REQUIRED TO  BE  PAID  TO THEM  UNDER  THE
    DENOMINATIONS   REPRESENTING  A   LIKE  AGGREGATE  PRINCIPAL        AGREEMENT ON THE  FINAL DISTRIBUTION DATE  FOLLOWING RECEIPT
    AMOUNT WILL BE ISSUED TO THE DESIGNATED TRANSFEREE.                 OF  THE   FINAL  DISTRIBUTION  TO  BE  MADE  ON  THE  POOLED
             THE  CLASS  2A CERTIFICATES  ARE  ISSUABLE ONLY  AS        CERTIFICATES   AND  TREASURY   SECURITIES;  OR   (III)  THE
    REGISTERED  CLASS  2A CERTIFICATES  WITHOUT  COUPONS IN  THE        DISTRIBUTION  DATE FOLLOWING THE  FIRST DISTRIBUTION DATE ON
    CLASS  AND DENOMINATIONS  SPECIFIED IN  THE AGREEMENT.   AS         WHICH ONLY ONE  OF THE POOLED CERTIFICATES REMAINS  ENTITLED
    PROVIDED   IN   THE   AGREEMENT  AND   SUBJECT   TO  CERTAIN        TO  PAYMENTS  OF PRINCIPAL  AND/OR INTEREST.   IN  NO EVENT,
    LIMITATIONS THEREIN SET FORTH, THIS CLASS 2A CERTIFICATE IS         HOWEVER, WILL  THE TRUST CREATED  BY THE AGREEMENT CONTINUE
    EXCHANGEABLE FOR  ONE OR MORE  NEW CERTIFICATES  OF THE SAME        BEYOND  THE  EXPIRATION  OF  21  YEARS  AFTER  THE  DEATH OF
    CLASS  AND EVIDENCING  THE SAME  AGGREGATE CLASS  PERCENTAGE        CERTAIN PERSONS IDENTIFIED IN THE AGREEMENT
    INTEREST, AS REQUESTED BY THE HOLDER SURRENDERING THE SAME.

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
(Please print or typewriter name and address including postal zip code assignee)


the within Class 2A Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the

Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new Class 2A

Certificate of a like denomination and Class, to the above named assignee and deliver such Class 2A Certificate to the following address:

Dated:

                                           -------------------------------------
                                           SIGNATURE BY OR ON BEHALF OF ASSIGNOR

                                           -------------------------------------
                                           SIGNATURE GUARANTEED

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of

distribution  _________________________________________________________________

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  ___________________________________________________________

_______________________________________________________________________________

account number __________________________, or, if mailed by check to___________

_______________________________________________________________________________

Applicable statements should be mailed to______________________________________

This information is provided by________________________________________________

the assignee named above, or_____________________________________ as its agent.

                                   EXHIBIT C

                         FORM OF OPTION EXERCISE NOTICE


Date:

State Street Bank and Trust Company
1 International Plaza
Boston, Massachusetts  02110

Re:      Fund America Investors Corporation II
         Pass-Through Certificates
         Series 1998-A
         CUSIP No.:

Ladies and Gentlemen:

         Reference is made to the Pooling Agreement dated as of April 1, 1998 between Fund America Investors Corporation II, as Seller, and State Street Bank and Trust Company, as Trustee (the "Agreement"). Terms defined in the Agreement shall have the same meaning when used herein, except as otherwise provided.

         The undersigned desires to exchange Certificates for Pooled Certificates and, in respect of the Class 2A Certificates, Treasury Securities as provided in Section 4.05 of the Agreement. Set forth below is information pertinent to the exchange:

Class of Certificates to be Exchanged:

Principal Amount of Certificates Held by the             $
Undersigned:

Principal Amount of Certificates to be Exchanged:        $

Participant Number in The Depository Trust Company:

Federal Reserve Bank Delivery Instructions:

Participant Number in Participants Trust Company

Proposed Exchange Date:

        [Accompanying this letter is a certified check in the amount of the Option Exercise Fee.]

        [The Option Exercise Fee will be paid by wire transfer of immediately available funds to the amount of the Trustee at _______________________ not later than the close of business on the date hereof.]

         A copy of this letter will be delivered to The Depository Trust Company not later than the close of business on the date hereof.

         The undersigned understands that this Option Exercise Notice is irrevocable.

Very truly yours,

[Name]

By:
    -------------------------------------------
Title:
       ----------------------------------------

Signature Guaranteed:

                                   SCHEDULE A

                              POOLED CERTIFICATES

                                                                                     Current Principal or
Full Name of Series                                                 % of Class         Notional Balance
-------------------------------------------------------         ------------------   --------------------
POOLED FREDDIE MAC CERTIFICATES
  Multiclass Mortgage Securities, Series G063, Class A               21.25%             $18,211,492.00

  Multiclass Mortgage Securities, Series 2043, Class ZB              17.36%             $12,150,000.00

POOLED FANNIE MAE CERTIFICATES
  Guaranteed REMIC Pass-Through Certificates,                        27.49%             $38,216.265.00
  Fannie Mae REMIC Trust 1994-6, Class F

POOLED NON-AGENCY CERTIFICATES
  Fund America Investors Trust I                                      3.41%              $2,268,817.89
  Collateral Mortgage Obligations, Series 1993-2, Class
  A-1

                              TREASURY SECURITIES

                                                      Amount to be Paid
            Designation                  PT/IT          at Maturity               Due Date                 CUSIP No.
            -----------                  -----          -----------               --------                 ---------
United States Treasury Security            PT            $1,200,000              February 15, 2001         912820AZ0
United States Treasury Security            IT            $6,000,000              February 15, 1999         912833BZ2
United States Treasury Security            IT              $500,000              February 15, 2002         912833CF5

                                   SCHEDULE B

                          UNDERLYING FAIT CERTIFICATES





                                       2